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                                                               Exhibit (c)(v)



SERIES 2002 MP CONTRACT


                           MANAGING PARTNER AGREEMENT

THIS MANAGING PARTNER AGREEMENT ("Agreement") is made and entered into as of the date set forth on the signature page for this Agreement by and between GENERAL AMERICAN LIFE INSURANCE COMPANY, a Missouri insurance company (the "Company"), a wholly-owned subsidiary of GENAMERICA FINANCIAL CORPORATION, a Missouri corporation, and the person or entity designated as the Managing Partner on the signature page for this Agreement (the "Managing Partner").

                              W I T N E S S E T H:

      WHEREAS, the Managing Partner desires to become an independent contractor of the Company for the sale of certain Products (as hereafter defined); and

      WHEREAS, the Company desires to have the Managing Partner become an independent contractor of the Company for the sale of those certain products, subject to the terms and conditions hereinafter set forth.

      NOW, THEREFORE, for and in consideration of the mutual promises contained herein, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1. Appointment. (a) Subject to all the terms and conditions of this Agreement, the Company hereby appoints the Managing Partner for the purpose of procuring in person or through agents appointed by it and approved in writing by the Company, applications for and the sale of all forms of individual life insurance and other products, including Variable Products (as defined below) provided the conditions of Section 1(b), below, are satisfied (collectively, the "Products"), which the Managing Partner is properly licensed to sell, as may from time to time be set forth in the Schedule of Compensation attached hereto (the "Schedule of Compensation") and made a part of this Agreement (which schedule may be from time to time amended, modified and/or replaced in the Company's sole discretion).

            (b) If the Managing Partner desires to procure applications for and sell any variable life, annuity, endowment or other products underwritten by the Company now or in the future and such products are deemed "securities" by relevant authority subject to regulation by the Securities and Exchange Commission (collectively, "Variable Products"), the Managing Partner, if he or she is an individual, must either have entered into a valid registered representative agreement or similar agreement with Walnut Street Securities, Inc. or its successors ("WSS"), which is then current and in full force and effect, or have a valid agreement with another broker/dealer with whom the Company has a written selling agreement that permits the payment of commissions or other compensation for the sale of Variable Products.

      If the Managing Partner is a non-individual entity ("Entity"), including but not limited to, a corporation, partnership, limited partnership, joint venture, limited liability


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company or association, the Entity hereby acknowledges that any commissions, bonuses, fees or other payments otherwise payable to the Managing Partner with respect to Variable Products as set forth in the Schedule of Compensation (collectively, the "Variable Commissions") can be paid only to an individual who meets all of the requirements set forth below (the "Variable Commission Individual"). The individual whose name is set forth as such on the signature page (and any other individuals who may in the future desire to receive Variable Commissions) will be a Variable Commission Individual if he or she meets the following requirements:

                  (i) he or she is an individual who is separately contracted with the Company as an Associate Partner, Advisor or Representative (or similar designations which may be used by the Company);

                  (ii) he or she has either entered into a valid registered representative agreement or similar agreement with WSS, which is then current and in full force and effect, or has a valid agreement with another broker/dealer with which the Company has a written selling agreement that is then current and in full force and effect; and

                  (iii) he or she has executed this Agreement and agrees that he or she must be and remain a Variable Commission Individual to be entitled to receive the applicable Variable Commissions.

            (c) The applicable Variable Commissions are payable to the Managing Partner if he or she is an individual with a valid registered representative or similar agreement with WSS. If the Managing Partner has a valid agreement with a broker/dealer other than WSS with whom the Company has a written selling agreement, then the applicable Variable Commissions are payable solely through that selling agreement. If the Managing Partner is an Entity, then any Variable Commissions that would otherwise be payable to the Managing Partner are payable to the applicable Variable Commission Individual in accordance with the Schedule of Compensation if that Variable Commission Individual has a valid registered representative or similar agreement with WSS. If the applicable Variable Commission Individual has a valid agreement with a broker/dealer other than WSS with whom the Company has a written selling agreement, then the applicable Variable Commissions are payable solely through that selling agreement.

            (d) No territory is assigned hereunder, and the Company reserves the right in its sole discretion to authorize or establish any number of agencies or branches within any territory or jurisdiction.

            (e) In the event that the Managing Partner is an Entity, then it shall designate the principal individual(s) who has(have) authority to bind the Managing Partner and, if licensed with WSS, the individual listed as the Compensation Branch Manager (the "Individual Designee(s)"), acceptable to the Company in its sole discretion. Each Individual Designee shall execute this Agreement and agree to be bound by all of


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its terms and conditions. Each Individual Designee, by his or her signature hereto, hereby personally and unconditionally guarantees all obligations of the Managing Partner under this Agreement, including but not limited to, any and all obligations for any indebtedness of the Managing Partner to the Company. In the event of the death or disability of an Individual Designee, or in the event of a change in control of the Managing Partner, the Managing Partner shall designate a successor Individual Designee, acceptable to the Company in its sole discretion, within ten (10) days after the event requiring the need to designate such a successor. Such successor Individual Designee shall continue to be subject to the provisions of this Agreement and shall execute such documents as are deemed necessary by the attorneys for the Company to bind the successor Individual Designee to the provisions of this Agreement. The name(s) of the individual(s) designated by the Managing Partner as the Individual Designee(s) is(are) set forth on the signature page of this Agreement.

      2. Relationship of Parties. Nothing contained in this Agreement shall be construed to create any relationship, partnership, employment or joint venture between or among the Managing Partner, Variable Commission Individual or Individual Designee(s) and the Company other than that of independent contractors. Except as expressly set forth herein, each party shall be solely responsible for the respective fees, costs and expenses incurred in connection with the operation of its business and the fulfillment of its obligations hereunder. Neither the Managing Partner, the Variable Commission Individual nor the Individual Designee(s) is granted any right or authority to assume or create any obligation or responsibility, express or implied, on behalf of the Company or to bind the Company in any manner except as expressly permitted hereunder.

      3. Sub-agents. The Managing Partner is hereby authorized to select and recommend certain individuals and/or Entities as agents (collectively referred to herein as "Sub-agents" and individually as "Sub-agent") under this Agreement for appointment by the Company as Associate Partners, Advisors or Representatives (or similar designations which may be used by the Company). The Sub-agents of the Managing Partner shall include the Associate Partners, Advisors and Representatives recommended by the Managing Partner and the Advisors and Representatives recommended by an Associate Partner which is a Sub-agent of the Managing Partner, and only individuals and/or Entities so recommended shall become Sub-agents of the Managing Partner; provided, however, that no Sub-agent's appointment shall be effective until and unless approved in writing by the Company in its sole discretion. The Managing Partner shall be responsible for making a thorough and diligent inquiry and investigation with respect to such individuals and/or Entities and shall provide the Company, at the time that the recommendation for appointment of each such individual and/or Entity is submitted, such certifications regarding character, business reputation, trustworthiness, qualifications, competence and other information as the Company may require.

      Upon such approval and appointment by the Company, each Sub-agent shall enter into a written agreement with the Company and the Managing Partner (in such form as is approved by the Company). Upon the execution of such a written agreement, a Sub-agent shall be allowed to procure applications for and sell Products pursuant to the terms


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thereof. The Managing Partner may not terminate a Sub-agent's association with the Managing Partner or any Affiliate (as defined in Section 22) of the Managing Partner without prior written notice thereof being duly given as provided in this Agreement to the Company. Failure to provide such notice shall be deemed a breach of this Agreement.

      4. Supervision of Sub-Agents. The Managing Partner hereby agrees that, in connection with the procurement of applications for and the sale of Products, the Managing Partner shall supervise and be responsible for all acts and failures to act of the Sub-agents, including but not limited to, the collection and safekeeping of all monies received by the Sub-agents in connection with applications for policies for the Products, and ensure that the Sub-agents comply with all the rules and regulations of the Company with respect to policies related to the Products. In this regard the Managing Partner shall ensure that each Sub-agent is properly licensed at all relevant times under the laws and regulations of all jurisdictions where it solicits or procures applications for policies of the Company.

      5. Compensation. The Managing Partner's Compensation (as defined below) shall be as shown on the Schedule of Compensation attached to this Agreement on fully paid and issued Products written by the Managing Partner or any of its Sub-agents and placed with the Company hereunder. As used herein, "Compensation" shall mean all commissions, bonuses, fees or other payments to be made as set forth in the Schedule of Compensation, as it may from time to time be amended, modified and/or replaced in the Company's sole discretion. In addition, Variable Commissions based on the sales of Variable Products are payable as set forth in
Section 1 of this Agreement and the Schedule of Compensation. The Compensation or Variable Commissions payable on any Product shall be determined solely in accordance with the Schedule of Compensation (or the written selling agreement between the Company and a broker/dealer other than WSS for Variable Commissions payable to the Managing Partner or Variable Commission Individual who has a valid agreement with such broker/dealer) in effect at the time the application for such Product is submitted to the Company. Compensation and Variable Commissions shown on the Schedule of Compensation are subject to change at any time without notice, but no change shall affect Compensation or Variable Commissions on any Product, the application for which is submitted to the Company prior to the effective date of the change. The Company reserves the right, in its sole discretion, to change the time or event that signifies a change in the Compensation or Variable Commissions payable on any Product caused by a change in the Schedule of Compensation upon the giving of prior notice thereof to the Managing Partner. The Company's decision on the earning of Compensation or Variable Commissions is final and binding.

      6. Compensation to Sub-agents. Sub-agents shall be compensated for the sale of Products in accordance with the terms and conditions set forth in their respective written agreements with the Company and as set forth on the respective schedules to those agreements as determined by the Managing Partner and the Company. The Managing Partner hereby acknowledges and agrees that the Compensation and/or Variable Commissions to be paid to Sub-agents as set forth above will reduce the


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Compensation and/or Variable Commissions that would otherwise be payable to the
Managing Partner under the Schedule of Compensation.

      7. Obligations of Managing Partner. (a) If for any reason the Company returns all or a portion of a premium paid in respect of a Product, the Managing Partner shall immediately refund to the Company the amount of Compensation or Variable Commissions received on such returned premiums.

            (b) If a Product issued by the Company is surrendered, the Managing Partner shall immediately refund to the Company a proportionate part of the unearned Compensation or Variable Commissions, as applicable, received on the surrendered Product. The amount to be refunded shall equal the amount of the Compensation or Variable Commissions, as applicable, paid to the Managing Partner for the modal period in which the Product was surrendered, multiplied by a fraction, the numerator of which is the number of complete months remaining in the modal period and the denominator of which is the total number of complete months in the modal period.

            (c) The Managing Partner may collect only the initial premium on all applications solicited for the Company. All other premiums shall be paid directly to the Company. All premium or other payments must be made payable to the Company and must be in the form of a check, bank draft, money order or other form acceptable to the Company, in its sole discretion. Premiums or other payments collected by the Managing Partner shall be delivered to the Company immediately upon receipt. No funds received for the Company or on the Company's behalf shall at any time be deposited in any account of the Managing Partner.

            (d) The Managing Partner shall not, directly or indirectly, pay or allow any of its employees, independent contractors, representatives, agents or Sub-agents to pay, or offer to pay or allow any of its employees, independent contractors, representatives, agents or Sub-agents to offer to pay, any rebate of Compensation or Variable Commissions, as applicable, on any Product issued or proposed to be issued by the Company, nor shall it make any misrepresentation or incomplete comparisons for the purpose of inducing a policyholder of the Company or any other company to convert, lapse, forfeit or surrender such policyholder's insurance therein.

            (e) In the event of the impounding or holding in abeyance of premiums as a result of any court order or rule of any Insurance Department or other lawful authority, the Compensation or Variable Commissions, as applicable, otherwise payable to the Managing Partner or Variable Commission Individual, as applicable, shall remain in abeyance in the same manner and to the same extent as the premium upon which such Compensation or Variable Commissions, as applicable, are payable.

            (f) The Managing Partner shall not knowingly permit delivery of any policy of life insurance unless the applicant therefor is in good health and has performed all acts and completed all documents required by the Company for the issuance of such insurance and has paid the first premium.


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            (g) The Managing Partner shall not accept any premiums, applications or policies from a Sub-agent or any other person who is not authorized and properly licensed to sell insurance products in the applicable state, territory or other jurisdiction in which the sale is made.

            (h) The Managing Partner hereby acknowledges and agrees that it is subject to and shall abide by all the rules, regulations, practices and procedures from time to time in place, as the same are consistently applied by the Company.

            (i) The Managing Partner will take out and keep renewed any and all licenses required by statute, rule or regulation of any applicable state, territory or other jurisdiction needed to procure applications for and sell Products.

            (j) The Managing Partner shall provide continuing and ongoing services to all of the policyholders to whom it sells Products hereunder and shall utilize the "advertising or sales promotional material" (as defined in Section 13) consented to and approved by the Company in soliciting applications for and sales of Products.

      8. Annualized Commissions. (a) Upon the request of the Managing Partner and approval by the Company, the full first year's commissions for a Product sold by the Managing Partner will be paid at the time the first premium installment for the Product is paid to the Company. Entitlement to an annualized commission payment shall be determined on a case by case basis and shall be subject to the approval of the Company, in its sole discretion. If annualized commissions are requested and approved for a particular Product, all commissions payable for such Product to the Managing Partner and all applicable Sub-agents shall be annualized. Annualized commissions shall be available only for Products with a premium payment mode which has been approved by the Company for the annualized commissions program. If any Product for which an annualized commission has been paid shall lapse or terminate either before the end of the first policy year or before the full first year's premium has been paid, any part of the commission which has been paid on the unpaid and unearned premium shall be reversed and charged back against the Managing Partner. Any such chargeback will be treated as an indebtedness of the Managing Partner in the same manner as any other indebtedness owed by the Managing Partner to the Company. The Managing Partner hereby agrees that if its commission account is not sufficient to offset the chargebacks, the Managing Partner (or the Individual Designee(s), if applicable) will be personally liable for such chargebacks. The Company reserves the right, in its sole discretion, to determine which Products will qualify for annualized commissions, and to terminate the Managing Partner's participation in the annualized commission program at any time. The payment of annualized commissions as herein provided shall fully discharge all obligations of the Company to the Managing Partner for the payment of first year commissions on the Products to which such commissions apply.

            (b) The Company will extend participation in the annualized commission program, as described in this Section, to those Sub-agents of the Managing Partner who


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are recommended by the Managing Partner and approved by the Company, in its sole discretion. Annualized commissions for a Sub-agent shall be paid on a case by case basis, as requested by the Sub-agent and the Managing Partner, and approved by the Company, in its sole discretion. The Managing Partner agrees that if commissions on a Product are annualized for any Sub-agent of the Managing
Partner and if such Product shall lapse or terminate either before the end of the first policy year or before the full first year's premium has been paid, any part of the commission which has been paid on the unpaid and unearned premium shall be reversed and charged back. The chargeback will be made first to the Sub-agent's commission account and then to the Managing Partner's commission account in accordance with the Company's standard chargeback procedure, it being the intention of the parties that the Managing Partner shall be ultimately responsible for the payment of any chargebacks owed by any of the Managing Partner's Sub-agents.

      9. Indebtedness to Company; Offset. The right of the Managing Partner, Variable Commission Individual and/or any Sub-agent or other person claiming through the Managing Partner to receive any of the Compensation or Variable Commissions provided for in this Agreement shall at all times be subordinate to the right of the Company and/or its Affiliates to offset and apply such Compensation or Variable Commissions against or upon any indebtedness of the Managing Partner, any of its Sub-agents and/or the Variable Commission Individual, including any liability incurred by the Company and/or its Affiliates to any persons by reason of the negligence or unauthorized acts committed by the Managing Partner, any of its Sub-agents and/or the Variable Commission Individual. The right of offset shall be in addition to and shall not limit the Company's right to use any other legal or equitable remedy available to it. The Company will have, and is hereby granted, a first lien on any and all Compensation, Variable Commissions and claims payable hereunder as security for the payment of any and all indebtedness and/or claims of the Managing Partner, any of its Sub-agents and/or the Variable Commission Individual. Any debit balance on the Managing Partner's commission statement resulting from any charges or chargebacks of advances on Compensation or Variable Commissions as well as chargebacks of indebtedness of the Variable Commission Individual and/or any of the Sub-agents, shall be considered personal indebtedness of the Managing Partner (or Individual Designee(s), if applicable) and shall be fully recoverable by the Company. In the event of any termination of this Agreement, any indebtedness of the Managing Partner, its Sub-agents and/or the Variable Commission Individual to the Company and/or any Affiliate of the Company shall thereby become immediately due and payable. It is the intention of the parties that the Managing Partner shall be ultimately responsible for any indebtedness of the Managing Partner, any of its Sub-agents and/or the Variable Commission Individual.

      10. Indemnification. The Managing Partner shall indemnify and hold the Company, its present and former officers, directors, employees, representatives and agents harmless from and against all liabilities, claims, causes of action, losses, damages, costs or expenses (including attorneys' fees and costs) arising from any negligence, misrepresentation, misconduct, breach of this Agreement, improper or unlawful termination of a Sub-agent by the Managing Partner, errors or omissions or other


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wrongful action of the Managing Partner, its Affiliates, employees, independent contractors, representatives, agents or Sub-agents, including the failure to comply with any applicable laws, rules or regulations.

      11. Errors and Omissions. The Managing Partner shall maintain errors and omissions liability insurance coverage and a bond of indemnity in such amount and on such terms as the Company may from time to time determine and shall provide evidence of such coverage when requested by the Company.

      12. Books and Records. The Managing Partner shall keep full, true and accurate records of all business transacted by the Managing Partner under this Agreement. The Company may, during regular business hours, enter the Managing Partner's business premises and examine any of these records pertaining to the Company's business which are reasonably necessary to show compliance with this Agreement or meet regulatory requirements. All records, books and papers supplied by the Company shall be and remain the property of the Company and shall be delivered to the Company upon demand.

      13. Advertising Materials. The Managing Partner shall not place into use or distribute to its Sub-agents or any other person or Entity any advertising or sales promotional material describing or related to the Products without the prior written consent of the Company. As used herein, "advertising or sales promotional material" includes, but is not limited to, any printed or published material, audiovisual materials, billboards, descriptive literature, brochures, leaflets, booklets, seminar material, computer print-outs or computer generated documents, illustrations or form letters.

      14. Authorization. By executing this Agreement, the Managing Partner and Individual Designee(s), if applicable, certify that all covenants, representations and warranties are accurate, true and complete. The Managing Partner acknowledges that the Company may wish to investigate its background and qualifications and, accordingly, hereby authorizes, to the fullest extent permitted by law, the Company to communicate with individuals and organizations, including but not limited to former employees, business and personal references, government agencies and credit/inspection bureaus to verify its history and credentials and to obtain other data that may help to analyze its qualifications. The Managing Partner hereby releases the Company, and its officers, directors, agents, attorneys, and employees from all liability, causes of action, claims or demands, which may result from this authorization to investigate its background and qualifications.

      15. Termination. This Agreement may be terminated at any time, with or without cause, by either party giving the other party written notice thereof.

      16. Obligations on Termination. Upon the termination of this Agreement for any reason, the Managing Partner shall cooperate with the Company to settle all outstanding accounts, immediately pay in cash any and all existing indebtedness owed to the Company and immediately deliver to the Company any and all previously furnished


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materials, supplies, advertising and other printed matter that mentions the
Company by name, rate books, and all other supplies connected with the Company's business. Any obligation under this Agreement to pay Compensation or Variable Commissions after the termination of this Agreement may be, at the Company's option, discharged by the Company by payment of the commuted value of such future Compensation or Variable Commissions. Such commuted value shall be equivalent to the present value of such Compensation or Variable Commissions at the time of payment, calculated by the Company on the basis of reasonable premium payments, mortality, lapse and interest rates, as determined by the Company in it sole discretion.

      17. Securities. Any Product issued by the Company that is deemed a security subject to regulation by the Securities and Exchange Commission may not be sold jointly with any individual, agency or firm unless such individual, agency or firm either is registered with the National Association of Securities Dealers or is an associated person of an individual or Entity so registered and holds a valid registered representative agreement with WSS or another broker/dealer with whom the Company has a written selling agreement. Any joint Products must be specified as such at the time the application is delivered to the Company.

      18. Modification of Contracts; Compliance with Law. The Managing Partner shall have no power with respect to any contract or agreement to which the Company is a party, to make, alter or discharge such contract or agreement, or to waive any forfeiture or the performance of any of the terms or conditions of such contract or agreement. The Managing Partner shall comply with all laws and regulations from time to time in effect relating to the business of insurance.

      19. Privacy. (a) The Managing Partner shall treat all nonpublic personal information received by it from the Company or from individuals who are applicants for, owners of or eligible for benefits from Products ("Customer Information") as confidential information in accordance with applicable laws, including but not limited to federal and state consumer privacy laws and regulations designed to ensure the confidentiality, security and integrity of such information. Customer Information may include, but is not limited to, the name, address, telephone number, e-mail address, social security number and policy or contract numbers of a consumer or customer, as well as financial and health information related to the consumer or customer. Customer Information also includes any customer list or similar compilation derived from Customer Information. The Managing Partner shall use Customer Information only in connection with the solicitation of applications for Products or the provision of services with respect to Products offered by the Company, or as otherwise permitted by applicable laws. The Managing Partner shall not have the right to use or disclose Customer Information except as necessary to process transactions requested by the consumer or customer; at the direction of the Company; or to the extent permitted by applicable laws and regulations. The Managing Partner shall take such steps as are necessary to ensure the security and integrity of Customer Information in its possession.


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          (b) To the extent that the Managing Partner receives, creates, has access to or uses protected health information regarding individuals who are applicants for, owners of or eligible for benefits under certain health insurance Products and optional riders offered by or through the Company, MetLife or any of their respective Affiliates (collectively, "PHI" as hereafter more specifically defined), in accordance with the requirements of the federal Health Insurance Portability and Accountability Act of 1996 and related regulations ("HIPAA"), as may be amended from time to time, the Managing Partner agrees:

                  (i) Not to use or disclose PHI except (A) to perform functions, activities or services for, or on behalf of, the Company as specified in this Agreement and consistent with applicable laws, or (B) to the extent that such use or disclosure is required by law. Any such use or disclosure shall be limited to that required to perform such services or to that required by relevant law.

                  (ii) To use appropriate safeguards to prevent use or disclosure of PHI other than as permitted by this Agreement.

                  (iii) To promptly report to the Company any use or disclosure of PHI not permitted by this Agreement of which it becomes aware and to mitigate any harmful effect of any use or disclosure that is made by it in violation of the requirements of this Agreement.

                  (iv) To ensure that any third party with whom the Managing Partner contracts or who is hired by the Managing Partner and who may, under that arrangement, receive or have access to PHI agrees to the same restrictions and conditions that apply to the Managing Partner with respect to PHI under this Agreement.

                  (v) Within 15 days of the Company's request, to provide the Company with any PHI or information relating to PHI as deemed necessary by the Company to provide individuals with access to, amendment of and an accounting of disclosures of their PHI.

                  (vi) To make its records relating to its use or disclosure of PHI available to the Secretary of the United States Department of Health and Human Services at his/her request to determine the Company's compliance with HIPAA.

                  (vii) Upon termination of this Agreement, and in accordance with the Company's wishes, either to return or to destroy all PHI it maintains in any form, and retain no copies. If the Company agrees that such return or destruction is not feasible, the Managing Partner shall extend the protections set forth in this Section to the PHI beyond the termination of this Agreement, in which case any further use or disclosure of the PHI will be solely for the purposes that make return or destruction infeasible. Destruction without retention of copies is deemed "infeasible" if prohibited by the terms of this Agreement or by applicable law or regulation, including record retention requirements of various state insurance laws.


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
For these purposes, PHI means individually identifiable information that is transmitted or maintained in any medium and relates to the past, present or future physical or mental health or condition of an individual; the provision of health care to an individual; or future payment for the provision of health care to the individual. PHI includes demographic information about individuals, including names; addresses; dates directly related to an individual, including but not limited to birth date; telephone numbers; fax numbers; E-mail addresses; Social Security numbers; policy numbers; medical record numbers; account numbers; and any other unique identifying number, characteristic or code. PHI includes, but is not limited to, information provided by an individual on an application for a MetLife long term care insurance policy or other health care plan; information related to the declination or issuance of, or claim under, a MetLife long term care insurance policy; or information derived therefrom.

The Managing Partner's breach of any of these provisions shall constitute a material breach of this Agreement and provide grounds for immediate termination of this Agreement by the Company, notwithstanding any other provisions of this Agreement. The provisions in this Section 19 will survive the termination of this Agreement.

      20. Minimum Production Standards. The Managing Partner hereby acknowledges and agrees that the Company, in its sole discretion, may from time to time establish minimum production requirements for the sale of Products that the Managing Partner must meet during stated time periods in order to maintain its ability to sell Products under the terms of this Agreement.

      21. Payment of Compensation and Variable Commissions. The parties hereto acknowledge and agree that in the event that the Company determines, in its discretion, that the Managing Partner is in material violation of any of the provisions of this Agreement, or if the Company receives an order, decree or other notice from any court, Department of Insurance or other lawful authority that Compensation or Variable Commissions are not to be paid or should not be paid to the Managing Partner or Variable Commission Individual, as applicable, for any reason whatsoever, or if the Company, in its discretion, determines that there is a material issue regarding the appropriateness of paying Compensation or Variable Commissions to the Managing Partner or Variable Commission Individual, as applicable, from the sale of Products, then the Company shall have the right to hold in abeyance any applicable Compensation or Variable Commissions until such time as a final determination has been made, to the Company's reasonable satisfaction, as to the status and appropriateness of paying such Compensation or Variable Commissions.

      22. Miscellaneous.

            (a) Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, successors and permitted assigns. The Managing Partner may not assign its rights or delegate its duties under this Agreement


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either in whole or in part without the prior written consent of the Company. Any attempted assignment or delegation without such consent will be void.

            (b) Equitable Remedies. The Company will have the right to enforce this Agreement and any of its provisions by injunction, specific performance or other equitable relief without prejudice to any other rights and remedies that it may have for a breach of this Agreement.

            (c) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Missouri excluding that body of law pertaining to conflict of laws.

            (d) Notices. Any notice or consent required by this Agreement shall be in writing and either (i) personally delivered, (ii) mailed by certified or registered mail, postage-prepaid, return receipt requested, or (iii) sent by telefacsimile transmission and followed by delivery via U.S. mail, to such party at the address and facsimile number specified on the signature page or to such other address and/or facsimile number as such party may designate by notice given in accordance herewith. Such notices or consents shall be deemed duly given upon the earlier of (i) actual receipt and written acknowledgement thereof by the receiving party, (ii) deposit in the United States mail as hereinbefore set forth, or (iii) electronic confirmation of transmission by telefacsimile.

            (e) Complete Understanding; Modification; Binding Effect. This Agreement, together with any exhibits and schedules hereto, constitutes the complete and exclusive understanding and agreement of the parties and supersedes all prior understandings and agreements, whether written or oral, with respect to the subject matter hereof. Any waiver, modification or amendment of any provision of this Agreement will be effective only if in writing and signed by the parties hereto. This Agreement is binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

            (f) Jurisdiction and Venue. Any suit or legal proceeding with respect to the Agreement shall be brought in the Circuit Courts of St. Louis City or County, Missouri or the United States District Court for the Eastern District of Missouri.

            (g) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. A signature transmitted by telefacsimile or similar equipment shall be deemed an original signature.

            (h) Severability. In the event any provision of this Agreement shall be found invalid, void and/or unenforceable, for any reason, neither this Agreement generally nor the remainder of this Agreement shall thereby be rendered invalid, void and/or unenforceable, but instead each such provision, and (if necessary) other provisions hereof, shall be reformed by a court of competent jurisdiction so as to effect, insofar as is practicable, the intention of the parties as set forth in this Agreement; provided, however, that if such court is unable or unwilling to effect such reformation, the remainder of this Agreement shall be construed and given effect as if such invalid, void and/or unenforceable provisions had not been a part hereof.

            (i) Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver of consent shall be deemed to be or shall constitute a waiver of consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

            (j) Headings. The description headings used in this Agreement are inserted for convenience of reference only and do not and shall not be deemed to modify the construction of any of the provisions of this Agreement.

            (k) Gender and Number. Unless the context otherwise requires, any pronouns whenever used herein shall include the corresponding masculine, feminine or neuter pronouns and the plural shall include the singular and vice versa.

            (l) Arbitration. Except with respect to any actions seeking injunctive relief or a restraining order, all disputes arising out of or resulting from this Agreement shall be finally determined by binding arbitration in St. Louis, Missouri, in accordance with the commercial rules of arbitration of the American Arbitration Association. The arbitration shall be carried out by one or more arbitrators in accordance with said rules. Any award shall be enforceable in any court of competent jurisdiction in the same manner as judgments. This agreement to arbitrate shall survive any termination of this Agreement.

            (m) Affiliates; Control. As used in this Agreement, "Affiliates" of an Entity means any person or Entity which directly or indirectly through one or more intermediaries Controls, is Controlled by, or is under common Control with the specified Entity. "Control" means the ownership of a majority of the equity or the ability to appoint or elect a majority of the board of directors or similar governing body (by reason of equity ownership, contract or otherwise) of an Entity.

            [The remainder of this page is left intentionally blank.]

The undersigned hereby acknowledges and agrees that by its signature below it is acknowledging that it has reviewed and has had the opportunity to consult with counsel and is agreeing to be bound by and be subject to all the terms and conditions of the Agreement designated as the Series 2002 MP Contract, as of this ----- day of ---------------, 20--. Please complete each line in the applicable section below in the capacity indicated.

      THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

COMPANY:                                   MANAGING PARTNER:
GENERAL AMERICAN LIFE INSURANCE COMPANY    [                   ]

By:                                        By:
   ---------------------------------          ---------------------------------
Name:                                      Name:
     -------------------------------            -------------------------------
Title:                                     Title:
      ------------------------------             ------------------------------
Address:                                   Address:
700 Market Street
                                           ------------------------------------
St. Louis, Missouri 63101
                                           ------------------------------------
Facsimile #: (314)                         Facsimile #:
                  ------------------                   ------------------------
                                           General American
                                           Code #:
                                                   ----------------------------
                                           Social Security #
                                           Or Taxpayer ID #:
                                                            -------------------
                                           (as applicable)

THE FOLLOWING APPLIES ONLY TO MANAGING PARTNERS THAT ARE NOT INDIVIDUALS. MANAGING PARTNERS WHO ARE INDIVIDUALS SHOULD DISREGARD.

A. The Managing Partner hereby designates the person whose name appears on the signature page hereto as the Variable Commission Individual (as defined in Section 1(b) of the Agreement).

The Variable Commission Individual by his or her signature hereto hereby agrees that he or she must be and remain a Variable Commission Individual (as defined in Section 1(b) of the Agreement) to be entitled to receive Variable Commissions hereunder and further acknowledges and agrees that the Company has a right of offset against the Variable Commissions otherwise due to him or her in accordance with the terms of Section 9 of the Agreement.

B. The Managing Partner hereby designates the person(s) whose name(s) appear on the signature page hereto as its Individual Designee(s) (as defined in Section 1(e) of the Agreement).

Each Individual Designee by his or her signature hereto, hereby agrees to be bound by all the provisions of this Agreement and hereby personally, unconditionally, absolutely and irrevocably guarantees all obligations of the Managing Partner under this Agreement, including but not limited to, any and all obligations for any indebtedness of the Managing Partner to the Company. This is a guaranty of payment and performance and not of collection. The liability of each Individual Designee hereunder shall be direct and immediate and not conditional or contingent upon the pursuit of remedies against any other Individual Designee, person or Entity. Each Individual Designee acknowledges and agrees that as a condition to the Company entering into this Agreement, it has required such Individual Designee to guarantee to the Company payment and performance of all obligations of the Managing Partner under the Agreement. Each Individual Designee further acknowledges and agrees that the Managing Partner's entering into this Agreement is of substantial benefit to such Individual Designee. Each Individual Designee hereby waives demand, presentment for payment and notice of nonpayment of any of the Managing Partner's obligations under the Agreement.

VARIABLE COMMISSION INDIVIDUAL:            INDIVIDUAL DESIGNEE(S):

-------------------------------------      ------------------------------------
Name:                                      Name:
     --------------------------------           -------------------------------
Address:                                   Address:

-------------------------------------      ------------------------------------

-------------------------------------      ------------------------------------
Facsimile #:                               Facsimile #:
            -------------------------                  ------------------------

                                           ------------------------------------
                                           Name:
                                                -------------------------------
                                           Address:

                                           ------------------------------------

                                           ------------------------------------
                                           Facsimile #:
                                                       ------------------------

                           ASSOCIATE PARTNER AGREEMENT

      THIS ASSOCIATE PARTNER AGREEMENT ("Agreement") is made and entered into as of the date set forth on the signature page for this Agreement by and between GENERAL AMERICAN LIFE INSURANCE COMPANY, a Missouri insurance company (the "Company"), a wholly-owned subsidiary of GENAMERICA FINANCIAL CORPORATION, a Missouri corporation, and the person or entity designated as the Associate Partner on the signature page for this Agreement (the "Associate Partner").

                              W I T N E S S E T H:

      WHEREAS, the Company and the person or entity designated on the signature page for this Agreement as the Managing Partner (the "Managing Partner") have entered into a Managing Partner Agreement pursuant to which the Managing Partner has the right to select and recommend one or more Associate Partners for appointment by the Company in such capacity; and

      WHEREAS, the Company and the Managing Partner desire to have the Associate Partner be appointed as an Associate Partner and the Associate Partner desires to be appointed by the Company to be an Associate Partner and to become an independent contractor of the Company for the sale of certain Products (as hereafter defined), subject to the terms and conditions hereinafter set forth.

      NOW, THEREFORE, for and in consideration of the mutual promises contained herein, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1. Appointment. (a) Subject to all the terms and conditions of this Agreement, the Company hereby appoints the Associate Partner for the purpose of procuring in person or through agents appointed by it and approved in writing by the Company, applications for and the sale of all forms of individual life insurance and other products, including Variable Products (as defined below) provided the conditions of Section 1(b), below, are satisfied (collectively, the "Products"), which the Associate Partner is properly licensed to sell, as may from time to time be set forth in the Schedule of Compensation attached hereto (the "Schedule of Compensation") and made a part of this Agreement (which schedule may be from time to time amended, modified and/or replaced in the Company's sole discretion).

            (b) If the Associate Partner desires to procure applications for and sell any variable life, annuity, endowment or other products underwritten by the Company now or in the future and such products are deemed "securities" by relevant authority subject to regulation by the Securities and Exchange Commission (collectively, "Variable Products"), the Associate Partner, if he or she is an individual, must either have entered into a valid registered representative agreement or similar agreement with Walnut Street Securities, Inc. or its successors ("WSS"), which is then current and in full force and effect, or have a valid agreement with another broker/dealer with whom the Company has a written selling agreement that permits the payment of commissions or other compensation for the sale of Variable Products.

      If the Associate Partner is a non-individual entity ("Entity"), including but not limited to, a corporation, partnership, limited partnership, joint venture, limited liability company or association, the Entity hereby acknowledges that any commissions, bonuses, fees or other payments otherwise payable to the Associate Partner with respect to Variable Products as set forth in the Schedule of Compensation (collectively, the "Variable Commissions") can be paid only to an individual who meets all of the requirements set forth below (the "Variable Commission Individual"). The individual whose name is set forth as such on the signature page (and any other individuals who may in the future desire to receive Variable Commissions) will be a Variable Commission Individual if he or she meets the following requirements:

                  (i) he or she is an individual who is separately contracted with the Company as a Managing Partner, Advisor or Representative (or similar designations which may be used by the Company);

                  (ii) he or she has either entered into a valid registered representative agreement or similar agreement with WSS, which is then current and in full force and effect, or has a valid agreement with another broker/dealer with which the Company has a written selling agreement that is then current and in full force and effect; and

                  (iii) he or she has executed this Agreement and agrees that he or she must be and remain a Variable Commission Individual to be entitled to receive the applicable Variable Commissions.

            (c) The applicable Variable Commissions are payable to the Associate Partner if he or she is an individual with a valid registered representative or similar agreement with WSS. If the Associate Partner has a valid agreement with a broker/dealer other than WSS with whom the Company has a written selling agreement, then the applicable Variable Commissions are payable solely through that selling agreement. If the Associate Partner is an Entity, then any Variable Commissions that would otherwise be payable to the Associate Partner are payable to the applicable Variable Commission Individual in accordance with the Schedule of Compensation if that Variable Commission Individual has a valid registered representative or similar agreement with WSS. If the applicable Variable Commission Individual has a valid agreement with a broker/dealer other than WSS with whom the Company has a written selling agreement, then the applicable Variable Commissions are payable solely through that selling agreement.

            (d) No territory is assigned hereunder, and the Company reserves the right in its sole discretion to authorize or establish any number of agencies or branches within any territory or jurisdiction.

            (e) In the event that the Associate Partner is an Entity, then it shall designate the principal individual(s) who has(have) authority to bind the Associate Partner (the "Individual Designee(s)"), acceptable to the Company in its sole discretion. Any Individual Designee licensed with WSS shall be a registered representative (or similar designation) with WSS. Each Individual Designee shall execute this Agreement and agree to be bound by all of its terms and conditions. Each Individual Designee, by his or her signature hereto, hereby personally and unconditionally guarantees all obligations of the Associate Partner under this Agreement, including but not limited to, any and all obligations for any indebtedness of the Associate Partner to the Company. In the event of the death or disability of an Individual Designee, or in the event of a change in control of the Associate Partner, the Associate Partner shall designate a successor Individual Designee, acceptable to the Company in its sole discretion, within ten (10) days after the event requiring the need to designate such a successor. Such successor Individual Designee shall continue to be subject to the provisions of this Agreement and shall execute such documents as are deemed necessary by the attorneys for the Company to bind the successor Individual Designee to the provisions of this Agreement. The name(s) of the individual(s) designated by the Associate Partner as the Individual Designee(s) is(are) set forth on the signature page of this Agreement.

      2. Relationship of Parties. Nothing contained in this Agreement shall be construed to create any relationship, partnership, employment or joint venture between or among the Associate Partner, Variable Commission Individual or Individual Designee(s) and the Company other than that of independent contractors. Except as expressly set forth herein, each party shall be solely responsible for the respective fees, costs and expenses incurred in connection with the operation of its business and the fulfillment of its obligations hereunder. Neither the Associate Partner, the Variable Commission Individual nor the Individual Designee(s) is granted any right or authority to assume or create any obligation or responsibility, express or implied, on behalf of the Company or to bind the Company in any manner except as expressly permitted hereunder.

      3. Sub-agents. The Associate Partner is hereby authorized to select and recommend certain individuals and/or Entities as agents (collectively referred to herein as "Sub-agents" and individually as "Sub-agent") under this Agreement for appointment by the Company as Advisors or Representatives (or similar designations which may be used by the Company), and only individuals and/or entities so recommended by the Associate Partner shall become Sub-agents of the Associate Partner; provided, however, that no Sub-agent's appointment shall be effective until and unless approved in writing by the Company in its sole discretion. The Associate Partner shall be responsible for making a thorough and diligent inquiry and investigation with respect to such individuals and/or entities and shall provide the Company, at the time that the recommendation for appointment of each such individual and/or Entity is submitted, such certifications regarding character, business reputation, trustworthiness, qualifications, competence and other information as the Company may require.

      Upon such approval and appointment by the Associate Partner and the Company, each Sub-agent shall enter into a written agreement with the Company, the Managing Partner and/or the Associate Partner (in such form as is approved by the Company). Upon the execution of such a written agreement a Sub-agent shall be allowed to procure applications for and sell Products pursuant to the terms thereof. The Associate Partner may not terminate a Sub-agent's association with the Associate Partner or any Affiliate (as defined in Section 22) of the Associate Partner without prior written notice thereof being duly given as provided in this Agreement to the Company. Failure to provide such notice shall be deemed a breach of this Agreement.

      4. Supervision of Sub-Agents. The Associate Partner hereby agrees that, in connection with the procurement of applications for and the sale of Products, the Associate Partner shall supervise and be responsible for all acts and failures to act of the Sub-agents, including but not limited to, the collection and safekeeping of all monies received by the Sub-agents in connection with applications for policies for the Products, and ensure that the Sub-agents comply with all the rules and regulations of the Company with respect to policies related to the Products. In this regard the Associate Partner shall ensure that each Sub-agent is properly licensed at all relevant times under the laws and regulations of all jurisdictions where it solicits or procures applications for policies of the Company.

      5. Compensation. The Associate Partner's Compensation (as defined below) shall be as shown on the Schedule of Compensation attached to this Agreement on fully paid and issued Products written by the Associate Partner or any of its Sub-agents and placed with the Company hereunder. As used herein, "Compensation" shall mean all commissions, bonuses, fees or other payments to be made as set forth in the Schedule of Compensation, as it may from time to time be amended, modified and/or replaced in the Company's sole discretion. In addition, Variable Commissions based on the sales of Variable Products are payable as set forth in
Section 1 of this Agreement and the Schedule of Compensation. The Compensation or Variable Commissions payable on any Product shall be determined solely in accordance with the Schedule of Compensation (or the written selling agreement between the Company and a broker/dealer other than WSS for Variable Commissions payable to the Associate Partner or Variable Commission Individual who has a valid agreement with such broker/dealer) in effect at the time the application for such Product is submitted to the Company. Compensation and Variable Commissions shown on the Schedule of Compensation are subject to change at any time without notice, but no change shall affect Compensation or Variable Commissions on any Product, the application for which is submitted to the Company prior to the effective date of the change. The Company reserves the right, in its sole discretion, to change the time or event that signifies a change in the Compensation or Variable Commissions payable on any Product caused by a change in the Schedule of Compensation upon the giving of prior notice thereof to the Associate Partner. The Company's decision on the earning of Compensation or Variable Commissions is final and binding.

      6. Compensation to Sub-agents. Sub-agents shall be compensated for the sale of Products in accordance with the terms and conditions set forth in their respective written agreements with the Company and as set forth on the respective schedules to those agreements as determined by the Managing Partner, Associate Partner and the Company. The Associate Partner hereby acknowledges that the Compensation and/or Variable Commissions to be paid to Sub-agents as set forth above will reduce the Compensation and/or Variable Commissions that would otherwise be payable to the Associate Partner under the Schedule of Compensation.

      7. Obligations of Associate Partner. (a) If for any reason the Company returns all or a portion of a premium paid in respect of a Product, the Associate Partner shall immediately refund to the Company the amount of Compensation or Variable Commissions received on such returned premiums.

            (b) If a Product issued by the Company is surrendered, the Associate Partner shall immediately refund to the Company a proportionate part of the unearned Compensation or Variable Commissions, as applicable, received on the surrendered Product. The amount to be refunded shall equal the amount of the Compensation or Variable Commissions, as applicable, paid to the Associate Partner for the modal period in which the Product was surrendered, multiplied by a fraction, the numerator of which is the number of complete months remaining in the modal period and the denominator of which is the total number of complete months in the modal period.

            (c) The Associate Partner may collect only the initial premium on all applications solicited for the Company. All other premiums shall be paid directly to the Company. All premium or other payments must be made payable to the Company and must be in the form of a check, bank draft, money order or other form acceptable to the Company, in its sole discretion. Premiums or other payments collected by the Associate Partner shall be delivered to the Company immediately upon receipt. No funds received for the Company or on the Company's behalf shall at any time be deposited in any account of the Associate Partner.

            (d) The Associate Partner shall not, directly or indirectly, pay or allow any of its employees, independent contractors, representatives, agents or Sub-agents to pay, or offer to pay or allow any of its employees, independent contractors, representatives, agents or Sub-agents to offer to pay, any rebate of Compensation or Variable Commissions, as applicable, on any Product issued or proposed to be issued by the Company, nor shall it make any misrepresentation or incomplete comparisons for the purpose of inducing a policyholder of the Company or any other company to convert, lapse, forfeit or surrender such policyholder's insurance therein.

            (e) In the event of the impounding or holding in abeyance of premiums as a result of any court order or rule of any Insurance Department or other lawful authority, the Compensation or Variable Commissions, as applicable, otherwise payable to the

Associate Partner or Variable Commission Individual, as applicable, shall remain in abeyance in the same manner and to the same extent as the premium upon which such Compensation or Variable Commissions, as applicable, are payable.

            (f) The Associate Partner shall not knowingly permit delivery of any policy of life insurance unless the applicant therefor is in good health and has performed all acts and completed all documents required by the Company for the issuance of such insurance and has paid the first premium.

            (g) The Associate Partner shall not accept any premiums, applications or policies from a Sub-agent or any other person who is not authorized and properly licensed to sell insurance products in the applicable state, territory or other jurisdiction in which the sale is made.

            (h) The Associate Partner hereby acknowledges and agrees that it is subject to and shall abide by all the rules, regulations, practices and procedures from time to time in place, as the same are consistently applied by the Company.

            (i) The Associate Partner will take out and keep renewed any and all licenses required by statute, rule or regulation of any applicable state, territory or other jurisdiction needed to procure applications for and sell Products.

            (j) The Associate Partner shall provide continuing and ongoing services to all of the policyholders to whom it sells Products hereunder and shall utilize the "advertising or sales promotional material" (as defined in Section 13) consented to and approved by the Company in soliciting applications for and sales of Products.

      8. Annualized Commissions. (a) Upon the request of the Associate Partner and approval by the Managing Partner and the Company, the full first year's commissions for a Product sold by the Associate Partner will be paid at the time the first premium installment for the Product is paid to the Company. Entitlement to an annualized commission payment shall be determined on a case by case basis and shall be subject to the approval of the Company, in its sole discretion. If annualized commissions are requested and approved for a particular Product, all commissions payable for such Product to the Associate Partner and all applicable Sub-agents shall be annualized. Annualized commissions shall be available only for Products with a premium payment mode which has been approved by the Company for the annualized commissions program. If any Product for which an annualized commission has been paid shall lapse or terminate either before the end of the first policy year or before the full first year's premium has been paid, any part of the commission which has been paid on the unpaid and unearned premium shall be reversed and charged back against the Associate Partner. Any such chargeback will be treated as an indebtedness of the Associate Partner in the same manner as any other indebtedness owed by the Associate Partner to the Company. The Associate Partner hereby agrees that if its commission account is not sufficient to offset the chargebacks, the Associate Partner (or the Individual Designee(s), if applicable) will be personally liable for such chargebacks. The Company reserves the right, in its sole discretion, to determine which Products will qualify for annualized commissions, and to terminate the Associate Partner's participation in the annualized commission program at any time. The payment of annualized commissions as herein provided shall fully discharge all obligations of the Company to the Associate Partner for the payment of first year commissions on the Products to which such commissions apply.

            (b) The Company will extend participation in the annualized commission program, as described in this Section, to those Sub-agents of the Associate Partner who are recommended by the Associate Partner and approved by the Company, in its sole discretion. Annualized commissions for a Sub-agent shall be paid on a case by case basis, as requested by the Sub-agent and the Associate Partner, and approved by the Company, in its sole discretion. The Associate Partner agrees that if commissions on a Product are annualized for a Sub-agent and if such Product shall lapse or terminate either before the end of the first policy year or before the full first year's premium has been paid, any part of the commission which has been paid on the unpaid and unearned premium shall be reversed and charged back. The chargeback will be made first to the Sub-agent's commission account and then to the Associate Partner's commission account in accordance with the Company's standard chargeback procedure, it being the intention of the parties that the Associate Partner shall be ultimately responsible for the payment of any chargebacks owed by any of the Associate Partner's Sub-agents.

      9. Indebtedness to Company; Offset. The right of the Associate Partner, Variable Commission Individual and/or any Sub-agent or other person claiming through the Associate Partner to receive any of the Compensation or Variable Commissions provided for in this Agreement shall at all times be subordinate to the right of the Company and/or its Affiliates to offset and apply such Compensation or Variable Commissions against or upon any indebtedness of the Associate Partner, any of its Sub-agents and/or the Variable Commission Individual, including any liability incurred by the Company and/or its Affiliates to any persons by reason of the negligence or unauthorized acts committed by the Associate Partner, any of its Sub-agents and/or the Variable Commission Individual. The right of offset shall be in addition to and shall not limit the Company's right to use any other legal or equitable remedy available to it. The Company will have, and is hereby granted, a first lien on any and all Compensation, Variable Commissions and claims payable hereunder as security for the payment of any and all indebtedness and/or claims of the Associate Partner, any of its Sub-agents and/or the Variable Commission Individual. Any debit balance on the Associate Partner's commission statement resulting from any charges or chargebacks of advances on Compensation or Variable Commissions as well as chargebacks of indebtedness of the Variable Commission Individual and/or any of the Sub-agents, shall be considered personal indebtedness of the Associate Partner (or Individual Designee(s), if applicable) and shall be fully recoverable by the Company. In the event of any termination of this Agreement, any indebtedness of the Associate Partner, its Sub-agents and/or the Variable Commission Individual to the Company and/or any Affiliate of the Company shall thereby become immediately due and payable. It is the intention of the parties that the

Associate Partner shall be ultimately responsible for any indebtedness of the Associate Partner, any of its Sub-agents and/or the Variable Commission Individual.

      10. Indemnification. The Associate Partner shall indemnify and hold the Company, its present and former officers, directors, employees, representatives and agents harmless from and against all liabilities, claims, causes of action, losses, damages, costs or expenses (including attorneys' fees and costs) arising from any negligence, misrepresentation, misconduct, breach of this Agreement, improper or unlawful termination of a Sub-agent by the Associate Partner, errors or omissions or other wrongful action of the Associate Partner, its Affiliates, employees, independent contractors, representatives, agents or Sub-agents, including the failure to comply with any applicable laws, rules or regulations.

      11. Errors and Omissions. The Associate Partner shall maintain errors and omissions liability insurance coverage and a bond of indemnity in such amount and on such terms as the Company may from time to time determine and shall provide evidence of such coverage when requested by the Company.

      12. Books and Records. The Associate Partner shall keep full, true and accurate records of all business transacted by the Associate Partner under this Agreement. The Company may, during regular business hours, enter the Associate Partner's business premises and examine any of these records pertaining to the Company's business which are reasonably necessary to show compliance with this Agreement or meet regulatory requirements. All records, books and papers supplied by the Company shall be and remain the property of the Company and shall be delivered to the Company upon demand.

      13. Advertising Materials. The Associate Partner shall not place into use or distribute to its Sub-agents or any other person or Entity any advertising or sales promotional material describing or related to the Products without the prior written consent of the Company. As used herein, "advertising or sales promotional material" includes, but is not limited to, any printed or published material, audiovisual materials, billboards, descriptive literature, brochures, leaflets, booklets, seminar material, computer print-outs or computer generated documents, illustrations or form letters.

      14. Authorization. By executing this Agreement, the Associate Partner and Individual Designee(s), if applicable, certify that all covenants, representations and warranties are accurate, true and complete. The Associate Partner acknowledges that the Company may wish to investigate its background and qualifications and, accordingly, hereby authorizes, to the fullest extent permitted by law, the Company to communicate with individuals and organizations, including but not limited to former employees, business and personal references, government agencies and credit/inspection bureaus to verify its history and credentials and to obtain other data that may help to analyze its qualifications. The Associate Partner hereby releases the Company, and its officers, directors, agents, attorneys, and employees from all liability, causes of action, claims or demands, which may result from this authorization to investigate its background and qualifications.

      15. Termination. This Agreement may be terminated at any time, with or without cause, by either party giving the other party written notice thereof.

      16. Obligations on Termination. Upon the termination of this Agreement for any reason, the Associate Partner shall cooperate with the Company to settle all outstanding accounts, immediately pay in cash any and all existing indebtedness owed to the Company and immediately deliver to the Company any and all previously furnished materials, supplies, advertising and other printed matter that mentions the Company by name, rate books, and all other supplies connected with the Company's business. Any obligation under this Agreement to pay Compensation or Variable Commissions after the termination of this Agreement may be, at the Company's option, discharged by the Company by payment of the commuted value of such future Compensation or Variable Commissions. Such commuted value shall be equivalent to the present value of such Compensation or Variable Commissions at the time of payment, calculated by the Company on the basis of reasonable premium payments, mortality, lapse and interest rates, as determined by the Company.

      17. Securities. Any Product issued by the Company that is deemed a security subject to regulation by the Securities and Exchange Commission may not be sold jointly with any individual, agency or firm unless such individual, agency or firm either is registered with the National Association of Securities Dealers or is an associated person of an individual or Entity so registered and holds a valid registered representative agreement with WSS or another broker/dealer with whom the Company has a written selling agreement. Any joint Products must be specified as such at the time the application is delivered to the Company.

      18. Modification of Contracts; Compliance with Law. The Associate Partner shall have no power with respect to any contract or agreement to which the Company is a party, to make, alter or discharge such contract or agreement, or to waive any forfeiture or the performance of any of the terms or conditions of such contract or agreement. The Associate Partner shall comply with all laws and regulations from time to time in effect relating to the business of insurance.

      19. Privacy. (a) The Associate Partner shall treat all nonpublic personal information received by it from the Company or from individuals who are applicants for, owners of or eligible for benefits from Products ("Customer Information") as confidential information in accordance with applicable laws, including but not limited to federal and state consumer privacy laws and regulations designed to ensure the confidentiality, security and integrity of such information. Customer Information may include, but is not limited to, the name, address, telephone number, e-mail address, social security number and policy or contract numbers of a consumer or customer, as well as financial and health information related to the consumer or customer. Customer Information also includes any customer list or similar compilation derived from Customer Information. The

Associate Partner shall use Customer Information only in connection with the solicitation of applications for Products or the provision of services with respect to Products offered by the Company, or as otherwise permitted by applicable laws. The Associate Partner shall not have the right to use or disclose Customer Information except as necessary to process transactions requested by the consumer or customer; at the direction of the Company; or to the extent permitted by applicable laws and regulations. The Associate Partner shall take such steps as are necessary to ensure the security and integrity of Customer Information in its possession.

          (b) To the extent that the Associate Partner receives, creates, has access to or uses protected health information regarding individuals who are applicants for, owners of or eligible for benefits under certain health insurance Products and optional riders offered by or through the Company, MetLife or any of their respective Affiliates (collectively, "PHI" as hereafter more specifically defined), in accordance with the requirements of the federal Health Insurance Portability and Accountability Act of 1996 and related regulations ("HIPAA"), as may be amended from time to time, the Associate Partner agrees:

                  (i) Not to use or disclose PHI except (A) to perform functions, activities or services for, or on behalf of, the Company as specified in this Agreement and consistent with applicable laws, or (B) to the extent that such use or disclosure is required by law. Any such use or disclosure shall be limited to that required to perform such services or to that required by relevant law.

                  (ii) To use appropriate safeguards to prevent use or disclosure of PHI other than as permitted by this Agreement.

                  (iii) To promptly report to the Company any use or disclosure of PHI not permitted by this Agreement of which it becomes aware and to mitigate any harmful effect of any use or disclosure that is made by it in violation of the requirements of this Agreement.

                  (iv) To ensure that any third party with whom the Associate Partner contracts or who is hired by the Associate Partner and who may, under that arrangement, receive or have access to PHI agrees to the same restrictions and conditions that apply to the Associate Partner with respect to PHI under this Agreement.

                  (v) Within 15 days of the Company's request, to provide the Company with any PHI or information relating to PHI as deemed necessary by the Company to provide individuals with access to, amendment of and an accounting of disclosures of their PHI.

                  (vi) To make its records relating to its use or disclosure of PHI available to the Secretary of the United States Department of Health and Human Services at his/her request to determine the Company's compliance with HIPAA.

                  (vii) Upon termination of this Agreement, and in accordance with the Company's wishes, either to return or to destroy all PHI it maintains in any form, and retain no copies. If the Company agrees that such return or destruction is not feasible, the Associate Partner shall extend the protections set forth in this Section to the PHI beyond the termination of this Agreement, in which case any further use or disclosure of the PHI will be solely for the purposes that make return or destruction infeasible. Destruction without retention of copies is deemed "infeasible" if prohibited by the terms of this Agreement or by applicable law or regulation, including record retention requirements of various state insurance laws.

For these purposes, PHI means individually identifiable information that is transmitted or maintained in any medium and relates to the past, present or future physical or mental health or condition of an individual; the provision of health care to an individual; or future payment for the provision of health care to the individual. PHI includes demographic information about individuals, including names; addresses; dates directly related to an individual, including but not limited to birth date; telephone numbers; fax numbers; E-mail addresses; Social Security numbers; policy numbers; medical record numbers; account numbers; and any other unique identifying number, characteristic or code. PHI includes, but is not limited to, information provided by an individual on an application for a MetLife long term care insurance policy or other health care plan; information related to the declination or issuance of, or claim under, a MetLife long term care insurance policy; or information derived therefrom.

The Associate Partner's breach of any of these provisions shall constitute a material breach of this Agreement and provide grounds for immediate termination of this Agreement by the Company, notwithstanding any other provisions of this Agreement. The provisions in this Section 19 will survive the termination of this Agreement.

      20. Minimum Production Standards. The Associate Partner hereby acknowledges and agrees that the Company, in its sole discretion, may from time to time establish minimum production requirements for the sale of Products that the Associate Partner must meet during stated time periods in order to maintain its ability to sell Products under the terms of this Agreement.

      21. Payment of Compensation and Variable Commissions. The parties hereto acknowledge and agree that in the event that the Company determines, in its discretion, that the Associate Partner is in material violation of any of the provisions of this Agreement, or if the Company receives an order, decree or other notice from any court, Department of Insurance or other lawful authority that Compensation or Variable Commissions are not to be paid or should not be paid to the Associate Partner or Variable Commission Individual, as applicable, for any reason whatsoever, or if the Company, in its discretion, determines that there is a material issue regarding the appropriateness of paying Compensation or Variable Commissions to the Associate Partner or Variable Commission Individual, as applicable, from the sale of Products, then the Company shall have the right to hold in abeyance any applicable Compensation or Variable Commissions until such time as a final determination has been made, to the Company's reasonable satisfaction, as to the status and appropriateness of paying such Compensation or Variable Commissions.

      22. Miscellaneous.

            (a) Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, successors and permitted assigns. The Associate Partner may not assign its rights or delegate its duties under this Agreement either in whole or in part without the prior written consent of the Company. Any attempted assignment or delegation without such consent will be void.

            (b) Equitable Remedies. The Company will have the right to enforce this Agreement and any of its provisions by injunction, specific performance or other equitable relief without prejudice to any other rights and remedies that it may have for a breach of this Agreement.

            (c) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Missouri excluding that body of law pertaining to conflict of laws.

            (d) Notices. Any notice or consent required by this Agreement shall be in writing and either (i) personally delivered, (ii) mailed by certified or registered mail, postage-prepaid, return receipt requested, or (iii) sent by telefacsimile transmission and followed by delivery via U.S. mail, to such party at the address and facsimile number specified on the signature page or to such other address and/or facsimile number as such party may designate by notice given in accordance herewith. Such notices or consents shall be deemed duly given upon the earlier of (i) actual receipt and written acknowledgement thereof by the receiving party, (ii) deposit in the United States mail as hereinbefore set forth, or (iii) electronic confirmation of transmission by telefacsimile.

            (e) Complete Understanding; Modification; Binding Effect. This Agreement, together with any exhibits and schedules hereto, constitutes the complete and exclusive understanding and agreement of the parties and supersedes all prior understandings and agreements, whether written or oral, with respect to the subject matter hereof. Any waiver, modification or amendment of any provision of this Agreement will be effective only if in writing and signed by the parties hereto. This Agreement is binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

            (f) Jurisdiction and Venue. Any suit or legal proceeding with respect to the Agreement shall be brought in the Circuit Courts of St. Louis City or County, Missouri or the United States District Court for the Eastern District of Missouri.

            (g) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. A signature transmitted by telefacsimile or similar equipment shall be deemed an original signature.

            (h) Severability. In the event any provision of this Agreement shall be found invalid, void and/or unenforceable, for any reason, neither this Agreement generally nor the remainder of this Agreement shall thereby be rendered invalid, void and/or unenforceable, but instead each such provision, and (if necessary) other provisions hereof, shall be reformed by a court of competent jurisdiction so as to effect, insofar as is practicable, the intention of the parties as set forth in this Agreement; provided, however, that if such court is unable or unwilling to effect such reformation, the remainder of this Agreement shall be construed and given effect as if such invalid, void and/or unenforceable provisions had not been a part hereof.

            (i) Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver of consent shall be deemed to be or shall constitute a waiver of consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

            (j) Headings. The description headings used in this Agreement are inserted for convenience of reference only and do not and shall not be deemed to modify the construction of any of the provisions of this Agreement.

            (k) Gender and Number. Unless the context otherwise requires, any pronouns whenever used herein shall include the corresponding masculine, feminine or neuter pronouns and the plural shall include the singular and vice versa.

            (l) Arbitration. Except with respect to any actions seeking injunctive relief or a restraining order, all disputes arising out of or resulting from this Agreement shall be finally determined by binding arbitration in St. Louis, Missouri, in accordance with the commercial rules of arbitration of the American Arbitration Association. The arbitration shall be carried out by one or more arbitrators in accordance with said rules. Any award shall be enforceable in any court of competent jurisdiction in the same manner as judgments. This agreement to arbitrate shall survive any termination of this Agreement.

            (m) Affiliates; Control. As used in this Agreement, "Affiliate" of any Entity means any person or Entity which directly or indirectly through one or more intermediaries Controls, is Controlled by, or is under common Control with the specified Entity. "Control" means the ownership of a majority of the equity or the ability to appoint or elect a majority of the board of directors or similar governing body (by reason of equity ownership, contract or otherwise) of an Entity.

The undersigned hereby acknowledges and agrees that by its signature below it is acknowledging that it has reviewed and has had the opportunity to consult with counsel and is agreeing to be bound by and be subject to all the terms and conditions of the Associate Partner Agreement designated as the Series 2002 AP Contract, as of this _____ day of _______________, 20___. Please complete each line in the applicable section below in the capacity indicated.

      THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

COMPANY:                                   ASSOCIATE PARTNER:
GENERAL AMERICAN LIFE INSURANCE COMPANY    [                   ]

By:                                        By:
   -----------------------------------        ---------------------------------
Name:                                      Name:
     ---------------------------------          -------------------------------
Title:                                     Title:
      --------------------------------           ------------------------------
Address:                                   Address:
700 Market Street
                                           ------------------------------------
St. Louis, Missouri 63101
                                           ------------------------------------
Facsimile #: (314)                         Facsimile #:
                   -------------------                 ------------------------
                                           General American
                                           Code #:
                                                  -----------------------------
                                           Social Security #
                                           Or Taxpayer ID #:
                                                            -------------------
                                           (as applicable)

THE FOLLOWING APPLIES ONLY TO ASSOCIATE PARTNERS THAT ARE NOT INDIVIDUALS. ASSOCIATE PARTNERS WHO ARE INDIVIDUALS SHOULD DISREGARD.

A. The Associate Partner hereby designates the person whose name appears on the signature page hereto as the Variable Commission Individual (as defined in Section 1(b) of the Agreement).

The Variable Commission Individual by his or her signature hereto hereby agrees that he or she must be and remain a Variable Commission Individual (as defined in Section 1(b) of the Agreement) to be entitled to receive Variable Commissions hereunder and further acknowledges and agrees that the Company has a right of offset against the Variable Commissions otherwise due to him or her in accordance with the terms of Section 9 of the Agreement.

B. The Associate Partner hereby designates the person(s) whose name(s) appear on the signature page hereto as its Individual Designee(s) (as defined in Section 1(e) of the Agreement).

Each Individual Designee by his or her signature hereto, hereby agrees to be bound by all the provisions of this Agreement and hereby personally, unconditionally, absolutely and irrevocably guarantees all obligations of the Associate Partner under this Agreement, including but not limited to, any and all obligations for any indebtedness of the Associate Partner to the Company. This is a guaranty of payment and performance and not of collection. The liability of each Individual Designee hereunder shall be direct and immediate and not conditional or contingent upon the pursuit of remedies against any other Individual Designee, person or Entity. Each Individual Designee acknowledges and agrees that as a condition to the Company entering into this Agreement, it has required such Individual Designee to guarantee to the Company payment and performance of all obligations of the Associate Partner under the Agreement. Each Individual Designee further acknowledges and agrees that the Associate Partner's entering into this Agreement is of substantial benefit to such Individual Designee. Each Individual Designee hereby waives demand, presentment for payment and notice of nonpayment of any of the Associate Partner's obligations under the Agreement.

VARIABLE COMMISSION INDIVIDUAL:            INDIVIDUAL DESIGNEE(S):

--------------------------------------     ------------------------------------
Name:                                      Name:
     ---------------------------------          -------------------------------
Address:                                   Address:

--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------
Facsimile #:                               Facsimile #:
            --------------------------                 ------------------------

                                           ------------------------------------
                                           Name:
                                                -------------------------------
                                           Address:

                                           ------------------------------------

                                           ------------------------------------
                                           Facsimile #:
                                                       ------------------------

By its signature below, the Managing Partner who recommended the Associate Partner hereby acknowledges that it recommended such Associate Partner to the Company. By its signature below, the Managing Partner further acknowledges that pursuant to the terms of the Agreement it is responsible for all the acts and failures to act of the Associate Partner under the Agreement and is further responsible for all the obligations of the Associate Partner thereunder including but not limited to, any and all obligations for any indebtedness of the Associate Partner to the Company.

                                           MANAGING PARTNER:

                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title (if applicable):
                                                                 --------------

SERIES 2002 REP CONTRACT

                            REPRESENTATIVE AGREEMENT

      THIS REPRESENTATIVE AGREEMENT ("Agreement") is made and entered into as of the date set forth on the signature page for this Agreement by and between GENERAL AMERICAN LIFE INSURANCE COMPANY, a Missouri insurance company (the "Company"), a wholly-owned subsidiary of GENAMERICA FINANCIAL CORPORATION, a Missouri corporation, and the person or entity designated as the Representative on the signature page for this Agreement (the "Representative").

                              W I T N E S S E T H:

      WHEREAS, the Company and the person or entity designated on the signature page for this Agreement as either the Managing Partner or the Associate Partner (either such person or entity referred to as the "Managing/Associate Partner") have entered into a Managing Partner Agreement or Associate Partner Agreement pursuant to which the Managing/Associate Partner has the right to select and recommend one or more Representatives for appointment by the Company in such capacity; and

      WHEREAS, the Company and the Managing/Associate Partner desire to have the Representative be appointed as a Representative and the Representative desires to be appointed by the Company to be a Representative and to become an independent contractor of the Company for the sale of certain Products (as hereafter defined), subject to the terms and conditions hereinafter set forth.

      NOW, THEREFORE, for and in consideration of the mutual promises contained herein, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1. Appointment. (a) Subject to all the terms and conditions of this Agreement, the Company hereby appoints the Representative for the purpose of procuring applications for and the sale of all forms of individual life insurance and other products, including Variable Products (as defined below) provided the conditions of Section 1(b), below, are satisfied (collectively, the "Products"), which the Representative is properly licensed to sell, as may from time to time be set forth in the Schedule of Compensation attached hereto (the "Schedule of Compensation") and made a part of this Agreement (which schedule may be from time to time amended, modified and/or replaced in the Company's sole discretion).

            (b) If the Representative desires to procure applications for and sell any variable life, annuity, endowment or other products underwritten by the Company now or in the future and such products are deemed "securities" by relevant authority subject to regulation by the Securities and Exchange Commission (collectively, "Variable Products"), the Representative, if he or she is an individual, must either have entered into a valid registered representative agreement or similar agreement with Walnut Street Securities, Inc. or its successors ("WSS"), which is then current and in full force and effect, or have a valid agreement with another broker/dealer with whom the Company has a written selling agreement that permits the payment of commissions or other compensation for the sale of Variable Products.

      If the Representative is a non-individual entity ("Entity"), including but not limited to, a corporation, partnership, limited partnership, joint venture, limited liability company or association, the Entity hereby acknowledges that any commissions, bonuses, fees or other payments otherwise payable to the Representative with respect to Variable Products as set forth in the Schedule of Compensation (collectively, the "Variable Commissions") can be paid only to an individual who meets all of the requirements set forth below (the "Variable Commission Individual"). The individual whose name is set forth as such on the signature page (and any other individuals who may in the future desire to receive Variable Commissions) will be a Variable Commission Individual if he or she meets the following requirements:

                  (i) he or she is an individual who is separately contracted with the Company as a Managing Partner, Associate Partner, Advisor or Representative (or similar designations which may be used by the Company);

                  (ii) he or she has either entered into a valid registered representative agreement or similar agreement with WSS, which is then current and in full force and effect, or has a valid agreement with another broker/dealer with which the Company has a written selling agreement that is then current and in full force and effect; and

                  (iii) he or she has executed this Agreement and agrees that he or she must be and remain a Variable Commission Individual to be entitled to receive the applicable Variable Commissions.

            (c) The applicable Variable Commissions are payable to the Representative if he or she is an individual with a valid registered representative or similar agreement with WSS. If the Representative has a valid agreement with a broker/dealer other than WSS with whom the Company has a written selling agreement, then the applicable Variable Commissions are payable solely through that selling agreement. If the Representative is an Entity, then any Variable Commissions that would otherwise be payable to the Representative are payable to the applicable Variable Commission Individual in accordance with the Schedule of Compensation if that Variable Commission Individual has a valid registered representative or similar agreement with WSS. If the applicable Variable Commission Individual has a valid agreement with a broker/dealer other than WSS with whom the Company has a written selling agreement, then the applicable Variable Commissions are payable solely through that selling agreement.

            (d) No territory is assigned hereunder, and the Company reserves the right in its sole discretion to authorize or establish any number of agencies or branches within any territory or jurisdiction.

            (e) In the event that the Representative is an Entity, then it shall designate the principal individual(s) who has(have) authority to bind the Representative (the "Individual Designee(s)"), acceptable to the Company in its sole discretion. Any Individual Designee licensed with WSS shall be a registered representative (or similar designation) with WSS. Each Individual Designee shall execute this Agreement and agree to be bound by all of its terms and conditions. Each Individual Designee, by his or her signature to this Agreement, hereby personally and unconditionally guarantees all obligations of the Representative under this Agreement, including but not limited to, any and all obligations for any indebtedness of the Representative to the Company. In the event of the death or disability of an Individual Designee, or in the event of a change in control of the Representative, the Representative shall designate a successor Individual Designee, acceptable to the Company in its sole discretion, within ten (10) days after the event requiring the need to designate such a successor. Such successor Individual Designee shall continue to be subject to the provisions of this Agreement and shall execute such documents as are deemed necessary by the attorneys for the Company to bind the successor Individual Designee to the provisions of this Agreement. The name(s) of the individual(s) designated by the Representative as the Individual Designee(s) is(are) set forth on the signature page of this Agreement.

      2. Relationship of Parties. Nothing contained in this Agreement shall be construed to create any relationship, partnership, employment or joint venture between or among the Representative, Variable Commission Individual or Individual Designee(s) and the Company other than that of independent contractors. Except as expressly set forth herein, each party shall be solely responsible for the respective fees, costs and expenses incurred in connection with the operation of its business and the fulfillment of its obligations hereunder. Neither the Representative, the Variable Commission Individual nor the Individual Designee(s) is granted any right or authority to assume or create any obligation or responsibility, express or implied, on behalf of the Company or to bind the Company in any manner except as expressly permitted hereunder.

      3. Compensation. The Representative's Compensation (as defined below) shall be as shown on the Schedule of Compensation attached to this Agreement on fully paid and issued Products written by the Representative and placed with the Company hereunder. As used herein, "Compensation" shall mean all commissions, bonuses, fees or other payments to be made as set forth in the Schedule of Compensation, as it may from time to time be amended, modified and/or replaced in the Company's sole discretion. In addition, Variable Commissions based on the sales of Variable Products are payable as set forth in Section 1 of this Agreement and the Schedule of Compensation. The Compensation or Variable Commissions payable on any Product shall be determined solely in accordance with the Schedule of Compensation (or the written selling agreement between the Company and a broker/dealer other than WSS for Variable Commissions payable to the Representative or Variable Commission Individual who has a valid agreement with such broker/dealer) in effect at the time the application for such Product is submitted to the Company. Compensation and Variable Commissions shown on the Schedule of Compensation are subject to change at any time without notice, but no change shall affect Compensation or Variable Commissions on any Product, the application for which is submitted to the Company prior to the effective date of the change. The Company reserves the right, in its sole discretion, to change the time or event that signifies a change in the Compensation or Variable Commissions payable on any Product caused by a change in the Schedule of Compensation upon the giving of prior notice thereof to the Representative. The Company's decision on the earning of Compensation or Variable Commissions is final and binding.

      4. Obligations of Representative. (a) If for any reason the Company returns all or a portion of a premium paid in respect of a Product, the Representative shall immediately refund to the Company the amount of Compensation or Variable Commissions received on such returned premiums.

            (b) If a Product issued by the Company is surrendered, the Representative shall immediately refund to the Company a proportionate part of the unearned Compensation or Variable Commissions, as applicable, received on the surrendered Product. The amount to be refunded shall equal the amount of the Compensation or Variable Commissions, as applicable, paid to the Representative for the modal period in which the Product was surrendered, multiplied by a fraction, the numerator of which is the number of complete months remaining in the modal period and the denominator of which is the total number of complete months in the modal period.

            (c) The Representative may collect only the initial premium on all applications solicited for the Company. All other premiums shall be paid directly to the Company. All premium or other payments must be made payable to the Company and must be in the form of a check, bank draft, money order or other form acceptable to the Company, in its sole discretion. Premiums or other payments collected by the Representative shall be delivered to the Company immediately upon receipt. No funds received for the Company or on the Company's behalf shall at any time be deposited in any account of the Representative.

            (d) The Representative shall not, directly or indirectly, pay or allow any of its employees, independent contractors, representatives or agents to pay, or offer to pay or allow any of its employees, independent contractors, representatives or agents to offer to pay any rebate of Compensation or Variable Commissions on any Product issued or proposed to be issued by the Company, nor shall it make any misrepresentation or incomplete comparisons for the purpose of inducing a policyholder of the Company or any other company to convert, lapse, forfeit or surrender such policyholder's insurance therein.

            (e) In the event of the impounding or holding in abeyance of premiums as a result of any court order or rule of any Insurance Department or other lawful authority, the Compensation or Variable Commissions otherwise payable to the Representative or Variable Commission Individual, as applicable, shall remain in abeyance in the same manner and to the same extent as the premium upon which such Compensation or Variable Commissions are payable.

            (f) The Representative shall not knowingly permit delivery of any policy of life insurance unless the applicant therefor is in good health and has performed all acts and completed all documents required by the Company for the issuance of such insurance and has paid the first premium.

            (g) The Representative hereby acknowledges and agrees that it is subject to and shall abide by all the rules, regulations, practices and procedures from time to time in place, as the same are consistently applied by the Company.

            (h) The Representative will take out and keep renewed any and all licenses required by statute, rule or regulation of any applicable state, territory or other jurisdiction needed to procure applications for and sell Products.

            (i) The Representative shall provide continuing and ongoing services to all of the policyholders to whom it sells Products hereunder and shall utilize the "advertising or sales promotional material" (as defined in Section
10) consented to and approved by the Company in soliciting applications for and sales of Products.

      5. Annualized Commissions. Upon the request of the Representative and approval by the Company and the Managing Partner or Associate Partner which appointed the Representative, the full first year's commissions for a Product sold by the Representative will be paid at the time the first premium installment for the Product is paid to the Company. Entitlement to an annualized commission payment shall be determined on a case by case basis and shall be subject to the approval of the Company, in its sole discretion. Annualized commissions shall be available only for Products with a premium payment mode which has been approved by the Company for the annualized commissions program. If any Product for which an annualized commission has been paid shall lapse or terminate either before the end of the first policy year or before the full first year's premium has been paid, any part of the commission which has been paid on the unpaid and unearned premium shall be reversed and charged back against the Representative. Any such chargeback will be treated as an indebtedness of the Representative in the same manner as any other indebtedness owed by the Representative to the Company. The Representative hereby agrees that if its commission account is not sufficient to offset the chargebacks, the Representative (or the Individual Designee(s), if applicable) will be personally liable for such chargebacks. The Company reserves the right, in its sole discretion, to determine which Products will qualify for annualized commissions, and to terminate the Representative's participation in the annualized commission program at any time. The payment of annualized commissions as herein provided shall fully discharge all obligations of the Company to the Representative for the payment of first year commissions on the Products to which such commissions apply.

      6. Indebtedness to Company; Offset. The right of the Representative and/or Variable Commission Individual or other person claiming through the Representative to receive any of the Compensation or Variable Commissions provided for in this Agreement shall at all times be subordinate to the right of the Company and/or its

Affiliates (as defined in Section 19) to offset and apply such Compensation or Variable Commissions against or upon any indebtedness of the Representative and/or the Variable Commission Individual, including any liability incurred by the Company and/or its Affiliates to any persons by reason of the negligence or unauthorized acts committed by the Representative and/or the Variable Commission Individual. The right of offset shall be in addition to and shall not limit the Company's right to use any other legal or equitable remedy available to it. The Company will have, and is hereby granted, a first lien on any and all Compensation, Variable Commissions and claims payable hereunder as security for the payment of any and all indebtedness and/or claims of the Representative and/or the Variable Commission Individual. Any debit balance on the Representative's commission statement resulting from any charges or chargebacks of advances on Compensation or Variable Commissions as well as chargebacks of indebtedness of the Variable Commission Individual, shall be considered personal indebtedness of the Representative (or the Individual Designee(s), if applicable) and shall be fully recoverable by the Company. In the event of any termination of this Agreement, any indebtedness of the Representative and/or the Variable Commission Individual to the Company and/or any Affiliate of the Company shall thereby become immediately due and payable. It is the intention of the parties that the Representative shall be ultimately responsible for any indebtedness of the Representative and/or the Variable Commission Individual.

      7. Indemnification. The Representative shall indemnify and hold the Company, its present and former officers, directors, employees and agents harmless from and against all liabilities, claims, causes of action, losses, damages, costs or expenses (including attorneys' fees and costs) arising from any negligence, misrepresentation, misconduct, breach of this Agreement, errors or omissions or other wrongful action of the Representative, its Affiliates or employees, including the failure to comply with any applicable laws, rules or regulations.

      8. Errors and Omissions. The Representative shall maintain errors and omissions liability insurance coverage and a bond of indemnity in such amount and on such terms as the Company may from time to time determine and shall provide evidence of such coverage when requested by the Company.

      9. Books and Records. The Representative shall keep full, true and accurate records of all business transacted by the Representative under this Agreement. The Company may, during regular business hours, enter the Representative's business premises and examine any of these records pertaining to the Company's business which are reasonably necessary to show compliance with this Agreement or meet regulatory requirements. All records, books and papers supplied by the Company shall be and remain the property of the Company and shall be delivered to the Company upon demand.

      10. Advertising Materials. The Representative shall not place into use or distribute to any person or Entity any advertising or sales promotional material describing or related to the Products without the prior written consent of the Company. As used herein, "advertising or sales promotional material" includes, but is not limited to, any printed or published material, audiovisual materials, billboards, descriptive literature, brochures, leaflets, booklets, seminar material, computer print-outs or computer generated documents, illustrations or form letters.

      11. Authorization. By executing this Agreement, the Representative and Individual Designee(s), if applicable, certify that all covenants, representations and warranties are accurate, true and complete. The Representative acknowledges that the Company may wish to investigate its background and qualifications and, accordingly, hereby authorizes, to the fullest extent permitted by law, the Company to communicate with individuals and organizations, including but not limited to former employees, business and personal references, government agencies and credit/inspection bureaus to verify its history and credentials and to obtain other data that may help to analyze its qualifications. The Representative hereby releases the Company, and its officers, directors, agents, attorneys, and employees from all liability, causes of action, claims or demands, which may result from this authorization to investigate its background and qualifications.

      12. Termination. This Agreement may be terminated at any time, with or without cause, by either party giving the other party written notice thereof.

      13. Obligations on Termination. Upon the termination of this Agreement for any reason, the Representative shall cooperate with the Company to settle all outstanding accounts, immediately pay in cash any and all existing indebtedness owed to the Company and immediately deliver to the Company any and all previously furnished materials, supplies, advertising and other printed matter that mentions the Company by name, rate books, and all other supplies connected with the Company's business. Any obligation under this Agreement to pay Compensation or Variable Commissions after the termination of this Agreement may be, at the Company's option, discharged by the Company by payment of the commuted value of such future Compensation or Variable Commissions. Such commuted value shall be equivalent to the present value of such Compensation or Variable Commissions at the time of payment, calculated by the Company on the basis of reasonable premium payments, mortality, lapse and interest rates, as determined by the Company in its sole discretion.

      14. Securities. Any Product issued by the Company that is deemed a security subject to regulation by the Securities and Exchange Commission may not be sold jointly with any individual, agency or firm unless such individual, agency or firm either is registered with the National Association of Securities Dealers or is an associated person of an individual or Entity so registered and holds a valid registered representative agreement with WSS or another broker/dealer with whom the Company has a written selling agreement. Any joint Products must be specified as such at the time the application is delivered to the Company.

      15. Modification of Contracts; Compliance with Law. The Representative shall have no power with respect to any contract or agreement to which the Company is a party, to make, alter or discharge such contract or agreement, or to waive any forfeiture or the performance of any of the terms or conditions of such contract or agreement. The Representative shall comply with all laws and regulations from time to time in effect relating to the business of insurance.

      16. Privacy. (a) The Representative shall treat all nonpublic personal information received by it from the Company or from individuals who are applicants for, owners of or eligible for benefits from Products ("Customer Information") as confidential information in accordance with applicable laws, including but not limited to federal and state consumer privacy laws and regulations designed to ensure the confidentiality, security and integrity of such information. Customer Information may include, but is not limited to, the name, address, telephone number, e-mail address, social security number and policy or contract numbers of a consumer or customer, as well as financial and health information related to the consumer or customer. Customer Information also includes any customer list or similar compilation derived from Customer Information. The Representative shall use Customer Information only in connection with the solicitation of applications for Products or the provision of services with respect to Products offered by the Company, or as otherwise permitted by applicable laws. The Representative shall not have the right to use or disclose Customer Information except as necessary to process transactions requested by the consumer or customer; at the direction of the Company; or to the extent permitted by applicable laws and regulations. The Representative shall take such steps as are necessary to ensure the security and integrity of Customer Information in its possession.

            (b) To the extent that the Representative receives, creates, has access to or uses protected health information regarding individuals who are applicants for, owners of or eligible for benefits under certain health insurance Products and optional riders offered by or through the Company, MetLife or any of their respective Affiliates (collectively, "PHI" as hereafter more specifically defined), in accordance with the requirements of the federal Health Insurance Portability and Accountability Act of 1996 and related regulations ("HIPAA"), as may be amended from time to time, the Representative agrees:

                  (i) Not to use or disclose PHI except (A) to perform functions, activities or services for, or on behalf of, the Company as specified in this Agreement and consistent with applicable laws, or (B) to the extent that such use or disclosure is required by law. Any such use or disclosure shall be limited to that required to perform such services or to that required by relevant law.

                  (ii) To use appropriate safeguards to prevent use or disclosure of PHI other than as permitted by this Agreement.

                  (iii) To promptly report to the Company any use or disclosure of PHI not permitted by this Agreement of which it becomes aware and to mitigate any harmful effect of any use or disclosure that is made by it in violation of the requirements of this Agreement.

                  (iv) To ensure that any third party with whom the Representative contracts or who is hired by the Representative and who may, under that arrangement, receive or have access to PHI agrees to the same restrictions and conditions that apply to the Representative with respect to PHI under this Agreement.

                  (v) Within 15 days of the Company's request, to provide the Company with any PHI or information relating to PHI as deemed necessary by the Company to provide individuals with access to, amendment of and an accounting of disclosures of their PHI.

                  (vi) To make its records relating to its use or disclosure of PHI available to the Secretary of the United States Department of Health and Human Services at his/her request to determine the Company's compliance with HIPAA.

                  (vii) Upon termination of this Agreement, and in accordance with the Company's wishes, either to return or to destroy all PHI it maintains in any form, and retain no copies. If the Company agrees that such return or destruction is not feasible, the Representative shall extend the protections set forth in this Section to the PHI beyond the termination of this Agreement, in which case any further use or disclosure of the PHI will be solely for the purposes that make return or destruction infeasible. Destruction without retention of copies is deemed "infeasible" if prohibited by the terms of this Agreement or by applicable law or regulation, including record retention requirements of various state insurance laws.

For these purposes, PHI means individually identifiable information that is transmitted or maintained in any medium and relates to the past, present or future physical or mental health or condition of an individual; the provision of health care to an individual; or future payment for the provision of health care to the individual. PHI includes demographic information about individuals, including names; addresses; dates directly related to an individual, including but not limited to birth date; telephone numbers; fax numbers; E-mail addresses; Social Security numbers; policy numbers; medical record numbers; account numbers; and any other unique identifying number, characteristic or code. PHI includes, but is not limited to, information provided by an individual on an application for a MetLife long term care insurance policy or other health care plan; information related to the declination or issuance of, or claim under, a MetLife long term care insurance policy; or information derived therefrom.

The Representative's breach of any of these provisions shall constitute a material breach of this Agreement and provide grounds for immediate termination of this Agreement by the Company, notwithstanding any other provisions of this Agreement. The provisions in this Section 16 will survive the termination of this Agreement.

      17. Minimum Production Standards. The Representative hereby acknowledges and agrees that the Company, in its sole discretion, may from time to time establish minimum production requirements for the sale of Products that the

Representative must meet during stated time periods in order to maintain its ability to sell Products under the terms of this Agreement.

      18. Payment of Compensation and Variable Commissions. The parties hereto acknowledge and agree that in the event that the Company determines, in its discretion, that the Representative is in material violation of any of the provisions of this Agreement, or if the Company receives an order, decree or other notice from any court, Department of Insurance or other lawful authority that Compensation or Variable Commissions are not to be paid or should not be paid to the Representative or Variable Commission Individual, as applicable, for any reason whatsoever, or if the Company, in its discretion, determines that there is a material issue regarding the appropriateness of paying Compensation or Variable Commissions to the Representative or Variable Commission Individual, as applicable, from the sale of Products, then the Company shall have the right to hold in abeyance any applicable Compensation or Variable Commissions until such time as a final determination has been made, to the Company's reasonable satisfaction, as to the status and appropriateness of paying such Compensation or Variable Commissions.

      19. Miscellaneous.

            (a) Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, successors and permitted assigns. The Representative may not assign its rights or delegate its duties under this Agreement either in whole or in part without the prior written consent of the Company. Any attempted assignment or delegation without such consent will be void.

            (b) Equitable Remedies. The Company will have the right to enforce this Agreement and any of its provisions by injunction, specific performance or other equitable relief without prejudice to any other rights and remedies that it may have for a breach of this Agreement.

            (c) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Missouri excluding that body of law pertaining to conflict of laws.

            (d) Notices. Any notice or consent required by this Agreement shall be in writing and either (i) personally delivered, (ii) mailed by certified or registered mail, postage-prepaid, return receipt requested, or (iii) sent by telefacsimile transmission and followed by delivery via U.S. mail, to such party at the address and facsimile number specified on the signature page or to such other address and/or facsimile number as such party may designate by notice given in accordance herewith. Such notices or consents shall be deemed duly given upon the earlier of (i) actual receipt and written acknowledgement thereof by the receiving party, (ii) deposit in the United States mail as hereinbefore set forth, or (iii) electronic confirmation of transmission by telefacsimile.

            (e) Complete Understanding; Modification; Binding Effect. This Agreement, together with any exhibits and schedules hereto, constitutes the complete and exclusive understanding and agreement of the parties and supersedes all prior understandings and agreements, whether written or oral, with respect to the subject matter hereof. Any waiver, modification or amendment of any provision of this Agreement will be effective only if in writing and signed by the parties hereto. This Agreement is binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

            (f) Jurisdiction and Venue. Any suit or legal proceeding with respect to the Agreement shall be brought in the Circuit Courts of St. Louis City or County, Missouri or the United States District Court for the Eastern District of Missouri.

            (g) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. A signature transmitted by telefacsimile or similar equipment shall be deemed an original signature.

            (h) Severability. In the event any provision of this Agreement shall be found invalid, void and/or unenforceable, for any reason, neither this Agreement generally nor the remainder of this Agreement shall thereby be rendered invalid, void and/or unenforceable, but instead each such provision, and (if necessary) other provisions hereof, shall be reformed by a court of competent jurisdiction so as to effect, insofar as is practicable, the intention of the parties as set forth in this Agreement; provided, however, that if such court is unable or unwilling to effect such reformation, the remainder of this Agreement shall be construed and given effect as if such invalid, void and/or unenforceable provisions had not been a part hereof.

            (i) Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver of consent shall be deemed to be or shall constitute a waiver of consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

            (j) Headings. The description headings used in this Agreement are inserted for convenience of reference only and do not and shall not be deemed to modify the construction of any of the provisions of this Agreement.

            (k) Gender and Number. Unless the context otherwise requires, any pronouns whenever used herein shall include the corresponding masculine, feminine or neuter pronouns and the plural shall include the singular and vice versa.

            (l) Arbitration. Except with respect to any actions seeking injunctive relief or a restraining order, all disputes arising out of or resulting from this Agreement shall be finally determined by binding arbitration in St. Louis, Missouri, in accordance with the commercial rules of arbitration of the American Arbitration Association. The arbitration shall be carried out by one or more arbitrators in accordance with said rules. Any award shall be enforceable in any court of competent jurisdiction in the same manner as judgments. This agreement to arbitrate shall survive any termination of this Agreement.

            (m) Affiliates; Control. As used in this Agreement, "Affiliate" of an Entity means any person or Entity which directly or indirectly through one or more intermediaries Controls, is Controlled by, or is under common Control with the specified Entity. "Control" means the ownership of a majority of the equity or the ability to appoint or elect a majority of the board of directors or similar governing body (by reason of equity ownership, contract or otherwise) of an Entity.

                [THE REST OF THIS PAGE LEFT INTENTIONALLY BLANK]

The undersigned hereby acknowledges and agrees that by its signature below it is acknowledging that it has reviewed and has had the opportunity to consult with counsel and is agreeing to be bound by and be subject to all the terms and conditions of the Representative Agreement designated as the Series 2002 REP Contract, as of this _____ day of _______________, 20___. Please complete each line in the applicable section below in the capacity indicated.

      THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.


COMPANY:                                      REPRESENTATIVE:

GENERAL AMERICAN LIFE INSURANCE               [                   ]
COMPANY                                        -------------------

By:                                           By:
   -----------------------------                 -------------------------------
Name:                                         Name:
      --------------------------                    ----------------------------
Title:                                        Title:
       -------------------------                     ---------------------------
Address:                                      Address:
700 Market Street
                                              ----------------------------------
St. Louis, Missouri 63101
                                              ----------------------------------
Facsimile #: (314)                            Facsimile #:
                   -------------                           ---------------------
                                              General American
                                              Code #:
                                                     ---------------------------
                                              Social Security #
                                              Or Taxpayer ID #:
                                              (as applicable)  -----------------


THE FOLLOWING APPLIES ONLY TO REPRESENTATIVES THAT ARE NOT INDIVIDUALS. REPRESENTATIVES WHO ARE INDIVIDUALS SHOULD DISREGARD.

A. The Representative hereby designates the person whose name appears on the signature page hereto as the Variable Commission Individual (as defined in Section 1(b) of the Agreement).

The Variable Commission Individual by his or her signature hereto hereby agrees that he or she must be and remain a Variable Commission Individual (as defined in Section 1(b) of the Agreement) to be entitled to receive Variable Commissions hereunder and further acknowledges and agrees that the Company has a right of offset against the Variable Commissions otherwise due to him or her in accordance with the terms of Section 6 of the Agreement.

B. The Representative hereby designates the person(s) whose name(s) appear on the signature page hereto as its Individual Designee(s) (as defined in Section 1(e) of the Agreement).

Each Individual Designee by his or her signature hereto, hereby agrees to be bound by all the provisions of this Agreement and hereby personally, unconditionally, absolutely and irrevocably guarantees all obligations of the Representative under this Agreement, including but not limited to, any and all obligations for any indebtedness of the Representative to the Company. This is a guaranty of payment and performance and not of collection. The liability of each Individual Designee hereunder shall be direct and immediate and not conditional or contingent upon the pursuit of remedies against any other Individual Designee, person or Entity. Each Individual Designee acknowledges and agrees that as a condition to the Company entering into this Agreement, it has required such Individual Designee to guarantee to the Company payment and performance of all obligations of the Representative under the Agreement. Each Individual Designee further acknowledges and agrees that the Representative's entering into this Agreement is of substantial benefit to such Individual Designee. Each Individual Designee hereby waives demand, presentment for payment and notice of nonpayment of any of the Representative's obligations under the Agreement.


VARIABLE COMMISSION INDIVIDUAL:               INDIVIDUAL DESIGNEE:

-------------------------------               ---------------------------------
Name:                                         Name:
     --------------------------                    ----------------------------
Address:                                      Address:
-------------------------------               ---------------------------------
-------------------------------               ---------------------------------
Facsimile #:                                  Facsimile #:
             ------------------                            --------------------
                                              ---------------------------------
                                              Name:
                                                   ----------------------------
                                              Address:
                                              ---------------------------------
                                              ---------------------------------
                                              Facsimile #:
                                                           --------------------

By its signature below, the Managing Partner (and, if applicable, the Associate Partner) who recommended the Representative hereby acknowledges that it recommended such Representative to the Company. By its signature below, the Managing Partner (and, if applicable the Associate Partner) further acknowledges that pursuant to the terms of the Agreement it (or they) is (or are) responsible for all the acts and failures to act of the Representative under the Agreement and is (or are) further responsible for all the obligations of the Representative thereunder including but not limited to, any and all obligations for any indebtedness of the Representative to the Company.

ASSOCIATE PARTNER:                            MANAGING PARTNER:

By:                                           By:
   -------------------------------               -------------------------------
Name:                                         Name:
      ----------------------------                  ----------------------------

Title (if applicable):                        Title (if applicable):
                      ------------                                  ------------

SERIES 2002 ADV CONTRACT

                                ADVISOR AGREEMENT

      THIS ADVISOR AGREEMENT ("Agreement") is made and entered into as of the date set forth on the signature page for this Agreement by and between GENERAL AMERICAN LIFE INSURANCE COMPANY, a Missouri insurance company (the "Company"), a wholly-owned subsidiary of GENAMERICA FINANCIAL CORPORATION, a Missouri corporation, and the person or entity designated as the Advisor on the signature page for this Agreement (the "Advisor").

                              W I T N E S S E T H:

      WHEREAS, the Company and the person or entity designated on the signature page for this Agreement as either the Managing Partner or the Associate Partner (either such person or entity referred to as the "Managing/Associate Partner") have entered into a Managing Partner Agreement or Associate Partner Agreement, as applicable, pursuant to which the Managing/Associate Partner has the right to select and recommend one or more Advisors for appointment by the Company in such capacity; and

      WHEREAS, the Company and the Managing/Associate Partner desire to have the Advisor be appointed as an Advisor and the Advisor desires to be appointed by the Company to be an Advisor and to become an independent contractor of the Company for the sale of certain Products (as hereafter defined), subject to the terms and conditions hereinafter set forth.

      NOW, THEREFORE, for and in consideration of the mutual promises contained herein, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1. Appointment. (a) Subject to all the terms and conditions of this Agreement, the Company hereby appoints the Advisor for the purpose of procuring applications for and the sale of all forms of individual life insurance and other products, including Variable Products (as defined below) provided the conditions of Section 1(b), below, are satisfied (collectively, the "Products"), which the Advisor is properly licensed to sell, as may from time to time be set forth in the Schedule of Compensation attached hereto (the "Schedule of Compensation") and made a part of this Agreement (which schedule may be from time to time amended, modified and/or replaced in the Company's sole discretion).

            (b) If the Advisor desires to procure applications for and sell any variable life, annuity, endowment or other products underwritten by the Company now or in the future and such products are deemed "securities" by relevant authority subject to regulation by the Securities and Exchange Commission (collectively, "Variable Products"), the Advisor, if he or she is an individual, must either have entered into a valid registered representative agreement or similar agreement with Walnut Street Securities, Inc. or its successors ("WSS"), which is then current and in full force and effect, or have a valid agreement with another broker/dealer with whom the Company has a written selling agreement that permits the payment of commissions or other compensation for the sale of Variable Products.

      If the Advisor is a non-individual entity ("Entity"), including but not limited to, a corporation, partnership, limited partnership, joint venture, limited liability company or association, the Entity hereby acknowledges that any commissions, bonuses, fees or other payments otherwise payable to the Advisor with respect to Variable Products as set forth in the Schedule of Compensation (collectively, the "Variable Commissions") can be paid only to an individual who meets all of the requirements set forth below (the "Variable Commission Individual"). The individual whose name is set forth as such on the signature page (and any other individuals who may in the future desire to receive Variable Commissions) will be a Variable Commission Individual if he or she meets the following requirements:

            (i) he or she is an individual who is separately contracted with the Company as a Managing Partner, Associate Partner, Advisor or Representative (or similar designations which may be used by the Company);

            (ii) he or she has either entered into a valid registered representative agreement or similar agreement with WSS, which is then current and in full force and effect, or has a valid agreement with another broker/dealer with which the Company has a written selling agreement that is then current and in full force and effect; and

            (iii) he or she has executed this Agreement and agrees that he or she must be and remain a Variable Commission Individual to be entitled to receive the applicable Variable Commissions.

      (c) The applicable Variable Commissions are payable to the Advisor if he or she is an individual with a valid registered representative or similar agreement with WSS. If the Advisor has a valid agreement with a broker/dealer other than WSS with whom the Company has a written selling agreement, then the applicable Variable Commissions are payable solely through that selling agreement. If the Advisor is an Entity, then any Variable Commissions that would otherwise be payable to the Advisor are payable to the applicable Variable Commission Individual in accordance with the Schedule of Compensation if that Variable Commission Individual has a valid registered representative or similar agreement with WSS. If the applicable Variable Commission Individual has a valid agreement with a broker/dealer other than WSS with whom the Company has a written selling agreement, then the applicable Variable Commissions are payable solely through that selling agreement.

      (d) No territory is assigned hereunder, and the Company reserves the right in its sole discretion to authorize or establish any number of agencies or branches within any territory or jurisdiction.

            (e) In the event that the Advisor is an Entity, then it shall designate the principal individual(s) who has(have) authority to bind the Advisor (the "Individual Designee(s)"), acceptable to the Company in its sole discretion. Any Individual Designee licensed with WSS shall be a registered representative (or similar designation) with WSS. Each Individual Designee shall execute this Agreement and agree to be bound by all of its terms and conditions. Each Individual Designee, by his or her signature to this Agreement, hereby personally and unconditionally guarantees all obligations of the Advisor under this Agreement, including but not limited to, any and all obligations for any indebtedness of the Advisor to the Company. In the event of the death or disability of an Individual Designee, or in the event of a change in control of the Advisor, the Advisor shall designate a successor Individual Designee, acceptable to the Company in its sole discretion, within ten (10) days after the event requiring the need to designate such a successor. Such successor Individual Designee shall continue to be subject to the provisions of this Agreement and shall execute such documents as are deemed necessary by the attorneys for the Company to bind the successor Individual Designee to the provisions of this Agreement. The name(s) of the individual(s) designated by the Advisor as the Individual Designee(s) is(are) set forth on the signature page of this Agreement.

      2. Relationship of Parties. Nothing contained in this Agreement shall be construed to create any relationship, partnership, employment or joint venture between or among the Advisor, Variable Commission Individual or Individual Designee(s) and the Company other than that of independent contractors. Except as expressly set forth herein, each party shall be solely responsible for the respective fees, costs and expenses incurred in connection with the operation of its business and the fulfillment of its obligations hereunder. Neither the Advisor, the Variable Commission Individual nor the Individual Designee(s) is granted any right or authority to assume or create any obligation or responsibility, express or implied, on behalf of the Company or to bind the Company in any manner except as expressly permitted hereunder.

      3. Compensation. The Advisor's Compensation (as defined below) shall be as shown on the Schedule of Compensation attached to this Agreement on fully paid and issued Products written by the Advisor and placed with the Company hereunder. As used herein, "Compensation" shall mean all commissions, bonuses, fees or other payments to be made as set forth in the Schedule of Compensation, as it may from time to time be amended, modified and/or replaced in the Company's sole discretion. In addition, Variable Commissions based on the sales of Variable Products are payable as set forth in Section 1 of this Agreement and the Schedule of Compensation. The Compensation or Variable Commissions payable on any Product shall be determined solely in accordance with the Schedule of Compensation (or the written selling agreement between the Company and a broker/dealer other than WSS for Variable Commissions payable to the Advisor or Variable Commission Individual who has a valid agreement with such broker/dealer) in effect at the time the application for such Product is submitted to the Company. Compensation and Variable Commissions shown on the Schedule of Compensation are subject to change at any time without notice, but no change shall affect Compensation or Variable Commissions on any Product, the application for which is submitted to the Company prior to the effective date of the change. The Company reserves the right, in its sole discretion, to change the time or event that signifies a change in the Compensation or Variable Commissions payable on any Product caused by a change in the Schedule of Compensation upon the giving of prior notice thereof to the Advisor. The Company's decision on the earning of Compensation or Variable Commissions is final and binding.

      4. Obligations of Advisor. (a) If for any reason the Company returns all or a portion of a premium paid in respect of a Product, the Advisor shall immediately refund to the Company the amount of Compensation or Variable Commissions received on such returned premiums.

            (b) If a Product issued by the Company is surrendered, the Advisor shall immediately refund to the Company a proportionate part of the unearned Compensation or Variable Commissions, as applicable, received on the surrendered Product. The amount to be refunded shall equal the amount of the Compensation or Variable Commissions, as applicable, paid to the Advisor for the modal period in which the Product was surrendered, multiplied by a fraction, the numerator of which is the number of complete months remaining in the modal period and the denominator of which is the total number of complete months in the modal period.

            (c) The Advisor may collect only the initial premium on all applications solicited for the Company. All other premiums shall be paid directly to the Company. All premium or other payments must be made payable to the Company and must be in the form of a check, bank draft, money order or other form acceptable to the Company, in its sole discretion. Premiums or other payments collected by the Advisor shall be delivered to the Company immediately upon receipt. No funds received for the Company or on the Company's behalf shall at any time be deposited in any account of the Advisor.

            (d) The Advisor shall not, directly or indirectly, pay or allow any of its employees, independent contractors, representatives or agents to pay, or offer to pay or allow any of its employees, independent contractors, representatives or agents to offer to pay any rebate of Compensation or Variable Commissions on any Product issued or proposed to be issued by the Company, nor shall it make any misrepresentation or incomplete comparisons for the purpose of inducing a policyholder of the Company or any other company to convert, lapse, forfeit or surrender such policyholder's insurance therein.

            (e) In the event of the impounding or holding in abeyance of premiums as a result of any court order or rule of any Insurance Department or other lawful authority, the Compensation or Variable Commissions otherwise payable to the Advisor or Variable Commission Individual, as applicable, shall remain in abeyance in the same manner and to the same extent as the premium upon which such Compensation or Variable Commissions are payable.

            (f) The Advisor shall not knowingly permit delivery of any policy of life insurance unless the applicant therefor is in good health and has performed all acts and completed all documents required by the Company for the issuance of such insurance and has paid the first premium.

            (g) The Advisor hereby acknowledges and agrees that it is subject to and shall abide by all the rules, regulations, practices and procedures from time to time in place, as the same are consistently applied by the Company.

            (h) The Advisor will take out and keep renewed any and all licenses required by statute, rule or regulation of any applicable state, territory or other jurisdiction needed to procure applications for and sell Products.

            (i) The Advisor shall provide continuing and ongoing services to all of the policyholders to whom it sells Products hereunder and shall utilize the "advertising or sales promotional material" (as defined in Section 10) consented to and approved by the Company in soliciting applications for and sales of Products.

      5. Annualized Commissions. Upon the request of the Advisor and approval by the Company and the Managing Partner or Associate Partner which appointed the Advisor, the full first year's commissions for a Product sold by the Advisor will be paid at the time the first premium installment for the Product is paid to the Company. Entitlement to an annualized commission payment shall be determined on a case by case basis and shall be subject to the approval of the Company, in its sole discretion. Annualized commissions shall be available only for Products with a premium payment mode which has been approved by the Company for the annualized commissions program. If any Product for which an annualized commission has been paid shall lapse or terminate either before the end of the first policy year or before the full first year's premium has been paid, any part of the commission which has been paid on the unpaid and unearned premium shall be reversed and charged back against the Advisor. Any such chargeback will be treated as an indebtedness of the Advisor in the same manner as any other indebtedness owed by the Advisor to the Company. The Advisor hereby agrees that if its commission account is not sufficient to offset the chargebacks, the Advisor (or the Individual Designee(s), if applicable) will be personally liable for such chargebacks. The Company reserves the right, in its sole discretion, to determine which Products will qualify for annualized commissions, and to terminate the Advisor's participation in the annualized commission program at any time. The payment of annualized commissions as herein provided shall fully discharge all obligations of the Company to the Advisor for the payment of first year commissions on the Products to which such commissions apply.

      6. Indebtedness to Company; Offset. The right of the Advisor and/or Variable Commission Individual or other person claiming through the Advisor to receive any of the Compensation or Variable Commissions provided for in this Agreement shall at all times be subordinate to the right of the Company and/or its Affiliates (as defined in Section 19) to offset and apply such Compensation or Variable Commissions against or upon any indebtedness of the Advisor and/or the Variable Commission Individual, including any liability incurred by the Company and/or its Affiliates to any persons by reason of the negligence or unauthorized acts committed by the Advisor and/or the Variable Commission Individual. The right of offset shall be in addition to and shall not limit the Company's right to use any other legal or equitable remedy available to it. The Company will have, and is hereby granted, a first lien on any and all Compensation, Variable Commissions and claims payable hereunder as security for the payment of any and all indebtedness and/or claims of the Advisor and/or the Variable Commission Individual. Any debit balance on the Advisor's commission statement resulting from any charges or chargebacks of advances on Compensation or Variable Commissions as well as chargebacks of indebtedness of the Variable Commission Individual, shall be considered personal indebtedness of the Advisor (or Individual Designee(s), if applicable) and shall be fully recoverable by the Company. In the event of any termination of this Agreement, any indebtedness of the Advisor and/or the Variable Commission Individual to the Company and/or any Affiliate of the Company shall thereby become immediately due and payable. It is the intention of the parties that the Advisor shall be ultimately responsible for any indebtedness of the Advisor and/or the Variable Commission Individual.

      7. Indemnification. The Advisor shall indemnify and hold the Company, its present and former officers, directors, employees and agents harmless from and against all liabilities, claims, causes of action, losses, damages, costs or expenses (including attorneys' fees and costs) arising from any negligence, misrepresentation, misconduct, breach of this Agreement, errors or omissions or other wrongful action of the Advisor, its Affiliates or employees, including the failure to comply with any applicable laws, rules or regulations.

      8. Errors and Omissions. The Advisor shall maintain errors and omissions liability insurance coverage and a bond of indemnity in such amount and on such terms as the Company may from time to time determine and shall provide evidence of such coverage when requested by the Company.

      9. Books and Records. The Advisor shall keep full, true and accurate records of all business transacted by the Advisor under this Agreement. The Company may, during regular business hours, enter the Advisor's business premises and examine any of these records pertaining to the Company's business which are reasonably necessary to show compliance with this Agreement or meet regulatory requirements. All records, books and papers supplied by the Company shall be and remain the property of the Company and shall be delivered to the Company upon demand.

      10. Advertising Materials. The Advisor shall not place into use or distribute to any person or Entity any advertising or sales promotional material describing or related to the Products without the prior written consent of the Company. As used herein, "advertising or sales promotional material" includes, but is not limited to, any printed or published material, audiovisual materials, billboards, descriptive literature, brochures, leaflets, booklets, seminar material, computer print-outs or computer generated documents, illustrations or form letters.

      11. Authorization. By executing this Agreement, the Advisor and Individual Designee(s), if applicable, certify that all covenants, representations and warranties are accurate, true and complete. The Advisor acknowledges that the Company may wish to investigate its background and qualifications and, accordingly, hereby authorizes, to the fullest extent permitted by law, the Company to communicate with individuals and organizations, including but not limited to former employees, business and personal references, government agencies and credit/inspection bureaus to verify its history and credentials and to obtain other data that may help to analyze its qualifications. The Advisor hereby releases the Company, and its officers, directors, agents, attorneys, and employees from all liability, causes of action, claims or demands, which may result from this authorization to investigate its background and qualifications.

      12. Termination. This Agreement may be terminated at any time, with or without cause, by either party giving the other party written notice thereof.

      13. Obligations on Termination. Upon the termination of this Agreement for any reason, the Advisor shall cooperate with the Company to settle all outstanding accounts, immediately pay in cash any and all existing indebtedness owed to the Company and immediately deliver to the Company any and all previously furnished materials, supplies, advertising and other printed matter that mentions the Company by name, rate books, and all other supplies connected with the Company's business. Any obligation under this Agreement to pay Compensation or Variable Commissions after the termination of this Agreement may be, at the Company's option, discharged by the Company by payment of the commuted value of such future Compensation or Variable Commissions. Such commuted value shall be equivalent to the present value of such Compensation or Variable Commissions at the time of payment, calculated by the Company on the basis of reasonable premium payments, mortality, lapse and interest rates, as determined by the Company in its sole discretion.

      14. Securities. Any Product issued by the Company that is deemed a security subject to regulation by the Securities and Exchange Commission may not be sold jointly with any individual, agency or firm unless such individual, agency or firm either is registered with the National Association of Securities Dealers or is an associated person of an individual or Entity so registered and holds a valid registered representative agreement with WSS or another broker/dealer with whom the Company has a written selling agreement. Any joint Products must be specified as such at the time the application is delivered to the Company.

      15. Modification of Contracts; Compliance with Law. The Advisor shall have no power with respect to any contract or agreement to which the Company is a party, to make, alter or discharge such contract or agreement, or to waive any forfeiture or the performance of any of the terms or conditions of such contract or agreement. The Advisor shall comply with all laws and regulations from time to time in effect relating to the business of insurance.

      16. Privacy. (a) The Advisor shall treat all nonpublic personal information received by it from the Company or from individuals who are applicants for, owners of or eligible for benefits from Products ("Customer Information") as confidential information in accordance with applicable laws, including but not limited to federal and state consumer privacy laws and regulations designed to ensure the confidentiality, security and integrity of such information. Customer Information may include, but is not limited to, the name, address, telephone number, e-mail address, social security number and policy or contract numbers of a consumer or customer, as well as financial and health information related to the consumer or customer. Customer Information also includes any customer list or similar compilation derived from Customer Information. The Advisor shall use Customer Information only in connection with the solicitation of applications for Products or the provision of services with respect to Products offered by the Company, or as otherwise permitted by applicable laws. The Advisor shall not have the right to use or disclose Customer Information except as necessary to process transactions requested by the consumer or customer; at the direction of the Company; or to the extent permitted by applicable laws and regulations. The Advisor shall take such steps as are necessary to ensure the security and integrity of Customer Information in its possession.

            (b) To the extent that the Advisor receives, creates, has access to or uses protected health information regarding individuals who are applicants for, owners of or eligible for benefits under certain health insurance Products and optional riders offered by or through the Company, MetLife or any of their respective Affiliates (collectively, "PHI" as hereafter more specifically defined), in accordance with the requirements of the federal Health Insurance Portability and Accountability Act of 1996 and related regulations ("HIPAA"), as may be amended from time to time, the Advisor agrees:

                  (i) Not to use or disclose PHI except (A) to perform functions, activities or services for, or on behalf of, the Company as specified in this Agreement and consistent with applicable laws, or (B) to the extent that such use or disclosure is required by law. Any such use or disclosure shall be limited to that required to perform such services or to that required by relevant law.

                  (ii) To use appropriate safeguards to prevent use or disclosure of PHI other than as permitted by this Agreement.

                  (iii) To promptly report to the Company any use or disclosure of PHI not permitted by this Agreement of which it becomes aware and to mitigate any harmful effect of any use or disclosure that is made by it in violation of the requirements of this Agreement.

                  (iv) To ensure that any third party with whom the Advisor contracts or who is hired by the Advisor and who may, under that arrangement, receive or have access to PHI agrees to the same restrictions and conditions that apply to the Advisor with respect to PHI under this Agreement.

                  (v) Within 15 days of the Company's request, to provide the Company with any PHI or information relating to PHI as deemed necessary by the Company to provide individuals with access to, amendment of and an accounting of disclosures of their PHI.

                  (vi) To make its records relating to its use or disclosure of PHI available to the Secretary of the United States Department of Health and Human Services at his/her request to determine the Company's compliance with HIPAA.

                  (vii) Upon termination of this Agreement, and in accordance with the Company's wishes, either to return or to destroy all PHI it maintains in any form, and retain no copies. If the Company agrees that such return or destruction is not feasible, the Advisor shall extend the protections set forth in this Section to the PHI beyond the termination of this Agreement, in which case any further use or disclosure of the PHI will be solely for the purposes that make return or destruction infeasible. Destruction without retention of copies is deemed "infeasible" if prohibited by the terms of this Agreement or by applicable law or regulation, including record retention requirements of various state insurance laws.

For these purposes, PHI means individually identifiable information that is transmitted or maintained in any medium and relates to the past, present or future physical or mental health or condition of an individual; the provision of health care to an individual; or future payment for the provision of health care to the individual. PHI includes demographic information about individuals, including names; addresses; dates directly related to an individual, including but not limited to birth date; telephone numbers; fax numbers; E-mail addresses; Social Security numbers; policy numbers; medical record numbers; account numbers; and any other unique identifying number, characteristic or code. PHI includes, but is not limited to, information provided by an individual on an application for a MetLife long term care insurance policy or other health care plan; information related to the declination or issuance of, or claim under, a MetLife long term care insurance policy; or information derived therefrom.

The Advisor's breach of any of these provisions shall constitute a material breach of this Agreement and provide grounds for immediate termination of this Agreement by the Company, notwithstanding any other provisions of this Agreement. The provisions in this Section 16 will survive the termination of this Agreement.

      17. Minimum Production Standards. The Advisor hereby acknowledges and agrees that the Company, in its sole discretion, may from time to time establish minimum production requirements for the sale of Products that the Advisor must meet during stated time periods in order to maintain its ability to sell Products under the terms of this Agreement.

      18. Payment of Compensation and Variable Commissions. The parties hereto acknowledge and agree that in the event that the Company determines, in its discretion, that the Advisor is in material violation of any of the provisions of this Agreement, or if the Company receives an order, decree or other notice from any court, Department of Insurance or other lawful authority that Compensation or Variable Commissions are not to be paid or should not be paid to the Advisor or Variable Commission Individual, as applicable, for any reason whatsoever, or if the Company, in its discretion, determines that there is a material issue regarding the appropriateness of paying Compensation or Variable Commissions to the Advisor or Variable Commission Individual, as applicable, from the sale of Products, then the Company shall have the right to hold in abeyance any applicable Compensation or Variable Commissions until such time as a final determination has been made, to the Company's reasonable satisfaction, as to the status and appropriateness of paying such Compensation or Variable Commissions.

      19. Miscellaneous.

            (a) Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, successors and permitted assigns. The Advisor may not assign its rights or delegate its duties under this Agreement either in whole or in part without the prior written consent of the Company. Any attempted assignment or delegation without such consent will be void.

            (b) Equitable Remedies. The Company will have the right to enforce this Agreement and any of its provisions by injunction, specific performance or other equitable relief without prejudice to any other rights and remedies that it may have for a breach of this Agreement.

            (c) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Missouri excluding that body of law pertaining to conflict of laws.

            (d) Notices. Any notice or consent required by this Agreement shall be in writing and either (i) personally delivered, (ii) mailed by certified or registered mail, postage-prepaid, return receipt requested, or (iii) sent by telefacsimile transmission and followed by delivery via U.S. mail, to such party at the address and facsimile number specified on the signature page or to such other address and/or facsimile number as such party may designate by notice given in accordance herewith. Such notices or consents shall be deemed duly given upon the earlier of (i) actual receipt and written acknowledgement thereof by the receiving party, (ii) deposit in the United States mail as hereinbefore set forth, or (iii) electronic confirmation of transmission by telefacsimile.

            (e) Complete Understanding; Modification; Binding Effect. This Agreement, together with any exhibits and schedules hereto, constitutes the complete and exclusive understanding and agreement of the parties and supersedes all prior understandings and agreements, whether written or oral, with respect to the subject matter hereof. Any waiver, modification or amendment of any provision of this Agreement will be effective only if in writing and signed by the parties hereto. This Agreement is binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

            (f) Jurisdiction and Venue. Any suit or legal proceeding with respect to the Agreement shall be brought in the Circuit Courts of St. Louis City or County, Missouri or the United States District Court for the Eastern District of Missouri.

            (g) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. A signature transmitted by telefacsimile or similar equipment shall be deemed an original signature.

            (h) Severability. In the event any provision of this Agreement shall be found invalid, void and/or unenforceable, for any reason, neither this Agreement generally nor the remainder of this Agreement shall thereby be rendered invalid, void and/or unenforceable, but instead each such provision, and (if necessary) other provisions hereof, shall be reformed by a court of competent jurisdiction so as to effect, insofar as is practicable, the intention of the parties as set forth in this Agreement; provided, however, that if such court is unable or unwilling to effect such reformation, the remainder of this Agreement shall be construed and given effect as if such invalid, void and/or unenforceable provisions had not been a part hereof.

            (i) Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver of consent shall be deemed to be or shall constitute a waiver of consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

            (j) Headings. The description headings used in this Agreement are inserted for convenience of reference only and do not and shall not be deemed to modify the construction of any of the provisions of this Agreement.

            (k) Gender and Number. Unless the context otherwise requires, any pronouns whenever used herein shall include the corresponding masculine, feminine or neuter pronouns and the plural shall include the singular and vice versa.

            (l) Arbitration. Except with respect to any actions seeking injunctive relief or a restraining order, all disputes arising out of or resulting from this Agreement shall be finally determined by binding arbitration in St. Louis, Missouri, in accordance with the commercial rules of arbitration of the American Arbitration Association. The arbitration shall be carried out by one or more arbitrators in accordance with said rules. Any award shall be enforceable in any court of competent jurisdiction in the same manner as judgments. This agreement to arbitrate shall survive any termination of this Agreement.

            (m) Affiliates; Control. As used in this Agreement, "Affiliate" of an Entity means any person or Entity which directly or indirectly through one or more intermediaries Controls, is Controlled by, or is under common Control with the specified Entity. "Control" means the ownership of a majority of the equity or the ability to appoint or elect a majority of the board of directors or similar governing body (by reason of equity ownership, contract or otherwise) of an Entity.

                [THE REST OF THIS PAGE LEFT INTENTIONALLY BLANK]

The undersigned hereby acknowledges and agrees that by its signature below it is acknowledging that it has reviewed and has had the opportunity to consult with counsel and is agreeing to be bound by and be subject to all the terms and conditions of the Advisor Agreement designated as the Series 2002 ADV Contract, as of this _____ day of _______________, 20___. Please complete each line in the applicable section below in the capacity indicated.

      THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.


COMPANY:                                      ADVISOR:

GENERAL AMERICAN LIFE INSURANCE               [                   ]
COMPANY                                        -------------------

By:                                           By:
   -----------------------------                 -------------------------------
Name:                                         Name:
      --------------------------                    ----------------------------
Title:                                        Title:
       -------------------------                     ---------------------------
Address:                                      Address:
700 Market Street
                                              ----------------------------------
St. Louis, Missouri 63101
                                              ----------------------------------
Facsimile #: (314)                            Facsimile #:
                   -------------                           ---------------------
                                              General American
                                              Code #:
                                                     ---------------------------
                                              Social Security #
                                              Or Taxpayer ID #:
                                              (as applicable)  -----------------


THE FOLLOWING APPLIES ONLY TO ADVISORS THAT ARE NOT INDIVIDUALS. ADVISORS WHO ARE INDIVIDUALS SHOULD DISREGARD.

A. The Advisor hereby designates the person whose name appears on the signature page hereto as the Variable Commission Individual (as defined in Section 1(b) of the Agreement).

The Variable Commission Individual by his or her signature hereto hereby agrees that he or she must be and remain a Variable Commission Individual (as defined in Section 1(b) of the Agreement) to be entitled to receive Variable Commissions hereunder and further acknowledges and agrees that the Company has a right of offset against the Variable Commissions otherwise due to him or her in accordance with the terms of Section 6 of the Agreement.

B. The Advisor hereby designates the person(s) whose name(s) appear on the signature page hereto as its Individual Designee(s) (as defined in Section 1(e) of the Agreement).

Each Individual Designee by his or her signature hereto, hereby agrees to be bound by all the provisions of this Agreement and hereby personally, unconditionally, absolutely and irrevocably guarantees all obligations of the Advisor under this Agreement, including but not limited to, any and all obligations for any indebtedness of the Advisor to the Company. This is a guaranty of payment and performance and not of collection. The liability of each Individual Designee hereunder shall be direct and immediate and not conditional or contingent upon the pursuit of remedies against any other Individual Designee, person or Entity. Each Individual Designee acknowledges and agrees that as a condition to the Company entering into this Agreement, it has required such Individual Designee to guarantee to the Company payment and performance of all obligations of the Advisor under the Agreement. Each Individual Designee further acknowledges and agrees that the Advisor's entering into this Agreement is of substantial benefit to such Individual Designee. Each Individual Designee hereby waives demand, presentment for payment and notice of nonpayment of any of the Advisor's obligations under the Agreement.

VARIABLE COMMISSION INDIVIDUAL:               INDIVIDUAL DESIGNEE:

-------------------------------               ---------------------------------
Name:                                         Name:
     --------------------------                    ----------------------------
Address:                                      Address:
-------------------------------               ---------------------------------
-------------------------------               ---------------------------------
Facsimile #:                                  Facsimile #:
             ------------------                            --------------------
                                              ---------------------------------
                                              Name:
                                                   ----------------------------
                                              Address:
                                              ---------------------------------
                                              ---------------------------------
                                              Facsimile #:
                                                           --------------------

By its signature below, the Managing Partner (and, if applicable, the Associate Partner) who recommended the Advisor hereby acknowledges that it (or they) recommended such Advisor to the Company. By its signature below, the Managing Partner (and, if applicable, the Associate Partner) further acknowledges that pursuant to the terms of the Agreement it (or they) is (or are) responsible for all the acts and failures to act of the Advisor under the Agreement and is (or are) further responsible for all the obligations of the Advisor thereunder including but not limited to, any and all obligations for any indebtedness of the Advisor to the Company.

ASSOCIATE PARTNER:                            MANAGING PARTNER:

By:                                           By:
   -------------------------------               -------------------------------
Name:                                         Name:
      ----------------------------                  ----------------------------

Title (if applicable):                        Title (if applicable):
                      ------------                                  ------------